Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made and entered into 30th day of June, 2004, by and between Cano Petroleum, Inc., a Delaware corporation (“Buyer”), and Jerry D. Downey and Karen S. Downey, individuals who are residents of the State of Oklahoma (collectively, “Sellers”).

Background

A.                                   Sellers own, and on the Closing Date (as hereafter defined) will own 1,000 shares of no par value common stock of Ladder Companies, Inc., d/b/a Ladder Energy Company, a Delaware corporation (“Ladder”) and 334 shares of common stock, par value $1.00 per share, of Tri-Flow, Inc., an Oklahoma corporation (“Tri-Flow,” and together with Ladder, the “Companies”), which on the Closing Date will constitute all of the issued and outstanding shares of capital stock of each of the Companies (the “Stock”); and

B.                                     Sellers desire to sell, and Buyer desires to purchase, the Stock in consideration for the payment to be made as described hereunder and on the terms and conditions hereinafter set forth.

Terms and Conditions

In consideration of the mutual benefits to be derived from the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SALE AND TRANSFER OF STOCK

1.01                           Purchase and Sale.  Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), Sellers agrees to sell, transfer and deliver to Buyer, and Buyer agrees to purchase from Sellers, the Stock.

1.02                           Purchase Price.  The purchase price (the “Purchase Price”) for the Stock shall be Two Million Twenty-five Thousand and No/100 Dollars ($2,025,000.00), subject to upward adjustment as provided in Section 1.03 hereof.  The Purchase Price shall be paid to Sellers as follows:

(a)                                  Deposit.  Upon the execution and delivery of this Agreement, Buyer shall deliver to Sellers cash or immediately available funds in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) which shall constitute an irrevocable deposit (the “Deposit”) and shall be applied toward the purchase and sale of the Stock at the Closing, or in the event that the Closing does not occur by reason of default of Buyer, shall be retained by Sellers as liquidated damages hereunder.

(b)                                 Sellers.  Buyer shall pay to Sellers (or to such persons as Sellers shall designate at least two days before the Closing Date) at the Closing the amount of One Million Eight Hundred Seventy-five Thousand and No/100 Dollars ($1,875,000.00), as adjusted upward pursuant to Section 1.03 of this Agreement, in immediately available funds by confirmed wire transfer to a bank account to be designated by Sellers (such designation to occur no later than the second business day prior to the Closing Date).

(c)                                  Escrow.  An amount equal to Fifty Thousand and No/100 Dollars ($50,000.00) (the “Holdback Escrow Amount”) shall be deposited by Buyer at Closing, in immediately available funds by confirmed wire transfer, into an escrow account maintained by BancFirst of Oklahoma City (the “Escrow Agent”).  The Holdback Escrow Amount is to partially secure the indemnification obligations of Sellers under Article VII hereof.  The Holdback Escrow Amount shall be held until the expiration of the close of business on December 27, 2004 (the “Termination Date”) and disbursed by the Escrow Agent in accordance with the terms of an escrow agreement to be entered into at Closing among Sellers, Buyer and the Escrow Agent (the “Holdback Escrow Agreement”), which Holdback Escrow Agreement shall be in the form attached hereto as Exhibit “A” and incorporated herein by reference for all purposes.  The Holdback Escrow Amount shall not be considered as a measure of or a limitation on Buyer’s damages in case of any breach by Sellers of any of Sellers’ representations, warranties, covenants or agreements contained herein.

1.03                           Adjustments to Purchase Price.  The Purchase Price for the Assets shall be increased by an amount equal to the sum of the following amounts (determined without duplication):

(a)                                  Management Fee.  $225 per month per well for the period from May 1, 2004, to the Closing Date (as hereinafter defined), prorated for any partial month;

(b)                                 Supplemental Payments.  The amount of supplemental payments made by the Companies to Wollison Services, LLC (“Wollison”) from May 1, 2004, to the Closing Date, prorated for any partial month;

(c)                                  Insurance Premiums.  An amount equal to one-twelfth (1/12) of the annual well insurance premiums paid by the Companies;

(d)                                 Oil in the Tanks.  An amount equal to $35.567 multiplied by the number of barrels of oil in the tanks as per the Companies gauge reports as of 12:00 am, local time, on May 1, 2004, reduced by the aggregate amount of Oklahoma gross production taxes attributable to such oil;

(e)                                  Direct Well Expenses.  The amount of direct well expenses paid by the Companies for the period from May 1, 2004 to the Closing Date (prorated for any partial month if applicable), net to the ownership of the Companies;

(f)                                    Utility Deposits:  The amount of any electric utility deposits made by, and in the name of either of the Companies; and

(g)                                 Accounts Receivable. The amount of accounts receivable of the Companies based on the following:

(i)                                     100% for accounts identified as collectible on Schedule 1.03(g) hereof;

(ii)                                  75% for accounts identified as partially collectible on Schedule 1.03(g) hereof;

(iii)                               50% for accounts identified as partially collectible on Schedule 1.03(g) hereof; and

(iv)                              25% for accounts identified as partially collectible on Schedule 1.03(g) hereof.

1.04                           Allocation of Purchase Price.  The Purchase Price shall be allocated among each Seller in proportion to their respective stock ownership in the companies as of the Closing Date  (as hereinafter defined) so that the amount received by each Seller shall be an amount equal to the Purchase Price multiplied by a fraction the numerator of which shall be the number of Shares of the Companies owned by such Seller as of the Closing Date and the denominator of which shall be the total number of Shares of the Companies issued and outstanding as of the Closing on the Closing Date. One Hundred Fifty Thousand and No/100 Dollars of the Purchase Price shall be allocated to the acquisition of the Stock of Tri-Flow and the remainder of the Purchase Price shall be allocated to the acquisition of the Stock of Ladder.

1.05                           Included Assets.  As the result of the Buyer’s purchase of the Stock, Buyer shall acquire indirectly all of the Assets (as hereinafter defined) of the Companies, except for the excluded Assets described in Section 1.06 hereof.  As used herein, the term “Assets” shall mean all assets of the Companies, whether such assets are real, personal or mixed, tangible or intangible, of every kind, nature and description wherever situated.  The Assets being acquired hereunder include, but are not limited to, the following:

(a)                                  Leasehold Interests and Wells .  The oil, gas and mineral leasehold estates described in Annex “A” attached hereto and incorporated herein by reference, together with all of the rights of the Companies in respect of any pooled, communitized or unitized acreage of which any such interest is a part (collectively, the “Leasehold Interests”), and all oil and gas wells drilled pursuant to such Leasehold Interests (the “Wells”);

(b)                                 Personal and Mixed Property.  All of the personal and mixed property of the Companies, or in which the Companies owns an interest, that is attributable or allocable to the Leasehold Interests and used or held for use in connection with the exploration, development, operation or maintenance of any of the Leasehold Interests or the production, treatment, measurement, storage gathering, transportation or marketing of oil, gas or other hydrocarbons attributable to the Leasehold Interests (or the interests of others therein), including, without limitation, (i) all wells, equipment and facilities that are used or held for use in connection with the exploration, development, operation or maintenance of the Leasehold Interests or the production, treatment, measurement, storage, gathering, transportation or marketing of oil, gas or other hydrocarbons attributable to the Leasehold Interests, including, without limitation, the wells described in Annex “A” attached hereto and incorporated herein by reference, any other wells (including saltwater disposal wells), well equipment, casing, tanks, gas separation and field processing units, portable and permanent well test equipment, buildings, tubing, pumps, motors, fixtures, machinery, materials, supplies, inventory, telephone and communication equipment, computing equipment and other equipment, pipelines, gathering systems, power lines, telephone and telegraph lines, roads, vehicles, gas processing plants and other property used in the operation thereof; (ii) all oil and gas and other hydrocarbon volumes, produced pursuant to the Leasehold Interests; and (iii) all other rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the Companies or the owner and holder of the Leasehold Interests, including, without limitation, all rights, privileges, benefits and powers of the Companies with respect to the use and occupation of the surface of, and subsurface depths under, the land covered by each Leasehold Interest, which may be necessary, convenient or incidental to the possession and enjoyment of such Leasehold Interest;

(c)                                  Records.  All original files, records, data, information and documentation (or if originals are not available, copies of such items) of the Companies pertaining to or evidencing the use, ownership or operation by the Companies of any of the Assets, or the maintenance or operation thereof, or to any units in which any of the Leasehold Interests may be included or to the producing, treating, measuring, processing, storing, gathering, transporting or marketing of oil and gas attributable to the Leasehold Interests or such units and water, brine or other minerals and products produced in association therewith, including, without limitation, (i) copies of the recorded oil, gas and mineral Leasehold Interests and all assignments thereof which are in the name of either of the Companies; (ii) all lease bonus payment and delay rental receipts and other documents and information sufficient to show proof of how the Leasehold Interests have been kept effective since execution; (iii) copies of all division orders, division order title opinions, pipeline title opinions and all other title work and opinions regarding the Leasehold Interests; (iv) an inventory of all personal property included as part of or used in connection with the Assets; (v) all agreements and contracts relating to ownership and operation of the Assets and all other agreements regarding oil and gas operations to the extent applicable such as those covering pumpers, field employees and service providers, production, purchase and transportation, water hauling, disposal and injection, compression and pipeline; (vi) all geologic, engineering, drilling and production maps, reports and information regarding the Leasehold Interests, including mud logs and electric logs, geologic and surface maps, seismic maps, data and interpretations, and any other geologic, reservoir, production and economic reports and information; (vii) all reports, memoranda and other writings regarding hydrocarbon development, exploration, exploitation, stimulation and extraction methods, analyses, plans, strategies and proposals regarding the Assets; (viii) all financial, accounting, operating and economic statements, reports, budgets, data and information for the current and any prior years, and any projections or pro formas of same for future periods regarding the Assets for a reasonable period; and (ix) copies of all governmental and regulatory licenses, permits, filings, forms, applications and other documents, including federal and state oil and gas regulatory reports and filings, regarding the Assets (collectively, (the “Records”), but only to the extent such Records are in the possession of the Companies or the Sellers;

(d)                                 Cash.  All cash, time and demand deposits and cash equivalents of the Companies as of the Closing Date that are not excluded pursuant to Section 1.06 (j) of this Agreement;

(e)                                  Accounts Receivable.  All accounts receivable of the Companies as of the Closing Date;

(f)                                    Oil in Tanks.  The amount received by the Companies, after deduction of Oklahoma gross production taxes, from the sale of oil in the tanks occurring from and after 12:00 am, local time, on May 1, 2004;

(g)                                 Deposits.  All customer, security and utility deposits of the Companies as of the Closing Date;

(h)                                 Licenses and Permits.  The interests of the Companies in all licenses and permits held by the Companies relating to the ownership, development and operation of the Assets;

(i)                                     Insurance.  All insurance contracts with respect to the Assets and any and all rights of the Companies thereunder;

(j)                                     Intellectual Property.  All trademarks, trademark rights, trade secrets, and other proprietary processes or rights incident to the Assets and the respective businesses of the Companies;

(k)                                  Financial Records.  The originals of all financial, customer, administrative and personnel records (including, without limitation, all equipment records, administrative files, customer lists and records, customer billing records, documents, catalogs, books, records, files, operating manuals, and existing financial data relating to the ownership and operation of the Assets);

(l)                                     Supplies.  All goods and consumable supplies used in connection with the operation of the Assets and the businesses of the Companies, excluding office supplies;

(m)                               Prepaid Expenses.  All prepaid expenses of the Companies relating to the Assets and the businesses of the Companies;

(n)                                 Ladder Name.  The interests of Ladder in and to the name “Ladder Energy Company” and any variation thereof and any related goodwill;

(o)                                 Tri-Flow.  The interests of Tri-Flow in and to the name “Tri-Flow, Inc.” and any variation thereof and any related goodwill; and

(p)                                 Goodwill.  The goodwill of the Companies.

1.06                           Excluded Assets.  Of the Assets owned by the Companies, the following Assets shall not be acquired by Buyer indirectly through acquisition of the Sale, and instead these Assets shall be conveyed by the Companies to Sellers on or before the Closing Date:

(a)                                  Truck.  2002 Chevrolet Avalanche C-2500 pickup (VIN No. 3GNGK23GX2G293263);

(b)                                 Automobile.  2000 Cadillac Seville STS automobile (VIN No. 1G6KY5493YU197938);

(c)                                  Geological Data.  Geological data and work on leases not connected with, or in any way relating to, the Leasehold Interests;

(d)                                 “OGRE” Software.  David P. Cook & Associates engineering software;

(e)                                  Accounting Software.  “Roughneck” accounting software;

(f)                                    Computers.  All computers and related accessories owned by the Companies, provided, however, that all data belonging or relating to the Companies that remains on such computers shall be held in strictest confidence by Sellers, and Buyer and the Companies shall have the right to the enforcement remedies described in Section 3.04(c) of this Agreement as if Buyer and the Companies were granted that right therein;

(g)                                 Accounting Files.  A copy of all accounting files and records of the Companies for periods prior to the Closing Date;

(h)                                 Decorations.  All furniture, accessories and artwork belonging to the Companies;

(i)                                     Office Equipment.  All office and clerical equipment, office machines, telephone and office supplies owned by the Companies; and

(j)                                     Cash and Securities.  All cash, investment securities, annuities and other like-kind financial assets of the Companies, excluding an amount equal to the sum of the following amounts (determined without duplication):

(i)                                     All accounts payable due and owing by the Companies on the Closing Date;

(ii)                                  The sum of all unpaid federal and state employer and employee employment taxes, including all amounts withheld from employee compensation for the payment of taxes, on the Closing Date

(iii)                               All suspense funds relating to the Leasehold Interests held by the Companies on the Closing Date;

(iv)                              The aggregate amount of all checks issued by the Companies which have not cleared as of the Closing Date;

(v)                                 The aggregate amount of all revenue received for the sale of oil and gas from the Leasehold Interests attributable to 12:00 am, local time, on May1, 2004, through the Closing Date;

(vi)                              The aggregate amount of all non-operator administrative overhead revenues received by the Companies attributable to the time from 12:00 am, local time, on May1, 2004, through the Closing Date as more particularly described on the Closing Statement attached hereto and incorporated herein by reference for all purposes (the “Closing Statement”);

(vii)                           The aggregate amount of all non-operator salt water disposal revenues received by the Companies attributable to the time from 12:00 am, local time, on May1, 2004, through the Closing Date as more particularly described on the Closing Statement; and

(viii)                        The aggregate amount of all salt water disposal revenues from contracts received by the Companies attributable to the time from 12:00 am, local time, on May1, 2004, through the Closing Date, but only if such revenues are not listed on the May 2004 Operating Statement attached hereto and incorporated herein by reference for all purposes.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.01                           Representations and Warranties by Seller.  Sellers represent and warrant to Buyer that the following are true and correct on and as of the date of this Agreement and will be true and correct on the Closing Date as if made on and as of the Closing Date:

(a)                                  Organization and Good Standing of Ladder.  Ladder is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, its state of incorporation, and has full corporate power and authority to carry on its business as now being conducted, to own and use its properties and assets, and to perform all of its obligations under the agreements and instruments to which it is a party and to which it is bound.  Ladder is qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the ownership or use of its properties and assets or the nature of its activities requires such qualification.

(b)                                 Organization and Good Standing of Tri-Flow.  Tri-Flow is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, its state of incorporation, and has full corporate power and authority to carry on its business as now being conducted, to own and use its properties and assets, and to perform all of its obligations under the agreements and instruments to which it is a party and to which it is bound.  Tri-Flow is qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the ownership or use of its properties and assets or the nature of its activities requires such qualification.

(c)                                  Authority; No Conflict.  This Agreement constitutes the legal, valid and binding obligation of Sellers enforceable against Seller in accordance with its terms.  Sellers have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder.  Neither the execution nor the delivery of this Agreement by Sellers nor the consummation of the transactions contemplated by them will:

(i)                                     violate or conflict with any provision of the certificate or articles of incorporation or bylaws or other charter document of Ladder or Tri-Flow;

(ii)                                  to the best of Sellers’ knowledge, violate or conflict with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, government, governmental agency or instrumentality, domestic or foreign, or arbitrator, binding upon Sellers, Ladder or Tri-Flow;

(iii)                               result in a breach of, or constitute a default under (or with notice or lapse of time, or both, result in a breach of or constitute a default under) or otherwise give any person the right to terminate, any lease, license, contract or other agreement or instrument to which Sellers, Ladder or Tri-Flow is a party or by which any of them are bound and which is material to the business or condition of Ladder or Tri-flow; or

(iv)                              result in, or require, the creation or imposition of, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties or assets now owned or used by Ladder or Tri-Flow.

(d)                                 Consents and Approvals.  Except as set forth on Schedule 2.01(d), neither the Sellers nor the Company is required to give prior notice to, or obtain any consent, approval or authorization of, any governmental body, creditor or other person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

(e)                                  Capitalization of Ladder.  The authorized capital stock of Ladder consists of 1,000 shares of no par value common stock, all of which are issued and outstanding.  All of the issued and outstanding shares of capital stock of Ladder have been duly authorized, are validly issued and are fully paid and nonassessable, with no preemptive rights.  Except as set forth in Schedule 2.01(e), there are no existing agreements, options, warrants, rights, calls or commitments of any character to which Sellers or Ladder is a party or by which any of them is bound providing for the issuance of any additional shares, the sale of treasury shares, or for the repurchase or redemption of shares of capital stock and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments.

(f)                                    Capitalization of Tri-Flow.  The authorized capital stock of Tri-Flow consists of 500 shares of $1.00 par value common stock, of which 334 shares are issued and outstanding.  Sellers are and will be on the Closing Date the record and beneficial owners and holders of, and have good title to, the Stock, free and clear of any encumbrances or adverse claims of any other person.  Except as set forth in Schedule 2.01(f), there are no existing agreements, options, warrants, rights, calls or commitments of any character to which Sellers or Tri-Flow is a party or by which any of them is bound providing for the issuance of any additional shares, the sale of treasury shares, or for the repurchase or redemption of shares of capital stock and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments.

(g)                                 Financial Information.  The financial information with respect to the Companies, including without limitation the unaudited financial statements and books and records of the Companies, that Sellers and the Companies have provided to Buyer and its auditors is complete and accurate and fairly reflects the financial condition of the Companies, and neither Sellers nor the Companies have withheld any financial or other information that would be material to Buyer in evaluating the financial condition of the Companies.

(h)                                 Accounts Receivable.  The accounts receivable of the Companies shown in the financial information provided by Sellers and the Companies to Buyer, and all accounts receivable thereafter acquired prior to the Closing Date are (i) bona fide accounts receivable of the Company arising out of actual business transactions with the persons or entities identified in the books and records of the Company involving the bona fide sale of products or the performance of services by the Company for which bills have been submitted for payment, and (ii) to the best of Sellers’ knowledge, are collectable at least in the percentages set forth in Section 1.03(e) hereof in the ordinary course of business in the recorded amounts thereof without valid defense, setoff or counterclaim without referral to an attorney or collection agency.

(i)                                     Clear Title to the Stock.  Sellers are the sole and exclusive record and beneficial owners of the Stock and the Stock will be sold, transferred, assigned and conveyed by Sellers to Buyer, free and clear of all liens, claims, charges, rights of setoff and other encumbrances and restrictions of any kind or nature (other than restrictions imposed upon the transfer of unregistered securities by applicable securities law) and Sellers have the full power, authority and capacity to transfer and deliver the Stock to Buyer pursuant to this Agreement.  Upon delivery to

Buyer of the certificate or certificates evidencing the Stock as contemplated by this Agreement, Sellers shall have transferred to Buyer valid and marketable title to the Stock owned of record and beneficially by Sellers, including, without limitation, all voting and other rights to the Stock, free and clear of all liens, claims, charges, rights of setoff and other encumbrances and restrictions of any kind or nature whatsoever (other than restrictions imposed upon the transfer of unregistered securities by applicable securities law).

(j)                                     Leasehold Interests.  At the Closing, the Companies shall have defensible title to the Wells and Leasehold Interests described in Annex “A”, free and clear of all liens, encumbrances and burdens except for lease royalties and overriding royalties interests of record, and the Companies shall have the working interests and net revenue interests in such Wells and Leasehold Interests as are set forth in said Annex “A.”

(k)                                  Compliance with Laws.  To the best of Sellers’ knowledge, all operations (including, without limitation, the exploration and development of all Leasehold Interests, the drilling, completion and production of all wells thereon, and the marketing of all production therefrom) relating to the Assets have been conducted in compliance with, and all items of tangible personal property and fixtures constituting part of the Assets, conform with all applicable laws, rules and regulations of governmental authorities, including but not limited to, any environmental laws.

(l)                                     Governmental Licenses.  The Companies have obtained all governmental and tribal permits, licenses and other authorizations required to own and operate the Assets, all such authorizations are in full force and effect; and no violations exist thereunder.  No proceeding is pending or threatened relating to the challenging, revocation or limitation of any such license or authorization.

(m)                               Obligations Relating to Lease Operations.  With respect to operations relating to the Wells and Leasehold Interests: (i) there are no gas production, processing, sales, transportation or other imbalances between the Companies and any third party, (ii) there are no material non-consent operations with respect to any Well or Leasehold Interest which have resulted or will result in a temporary or permanent increase or decrease in the interest of Ladder or Tri-Flow in such Well or Leasehold Interest from that set forth on Annex “A” for the applicable Well or Leasehold Interest, (iii) there are no binding commitments with respect to the Well or Leasehold Interest that will result in Buyer incurring after the Closing Date capital expenditures with respect to any one Well or Leasehold Interests in excess of $5,000, or $25,000 with respect to all of the Wells and Leasehold Interests in the aggregate, and (iv) except the types of agreements set forth in Schedule 2.01(m), there are no operating, management or similar agreements affecting the Leasehold Interests.

(n)                                 Documents and Instruments.  To the best of Sellers’ knowledge, all documents and instruments creating or giving rise to the Wells and Leasehold Interests and all agreements, contracts, easements, rights-of-way and other surface use rights, and all governmental and tribal licenses, permits, approvals and other authorizations necessary to own, maintain and operate the Wells and Leasehold Interests in compliance with applicable laws and in the manner in which they have historically been owned, maintained and operated (all such documents and instruments being herein referred to as the “Material Documents”), are in full force and effect and no breach or default exists thereunder.  The Material Documents (i) do not subject all or any portion of the Leasehold Interests to any tax partnership or to any obligation requiring a partnership income tax return to be filed under the application of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”), or any similar state statute, and Sellers have complied with all conditions necessary to maintain a valid election to be excluded from said Subchapter K, and (ii) do not subject the Companies to any area of mutual interest, non-competition or similar provision restricting Buyer from independently conducting operations in any geographic area.  Except as set forth in Schedule 2.01(n) with respect to expired saltwater disposal agreements, neither of the Companies nor, to the best of Sellers’ knowledge, any other party to the Material Documents (x) is in breach or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder, or (y) has given or threatened to give notice of any default under, inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any Material Document or any provision thereof.  There are no amounts claimed to be due to the Companies in respect of the Wells and Leasehold Interests that are being held in suspense because of a dispute as to title to such Wells or Leasehold Interests or for any other reason, and the Companies are currently being paid all of the revenues with respect to oil and gas produced and saved from the Wells and Leasehold Interests pursuant to divisions orders containing indemnity provisions for the protection of the purchaser,  less the revenues the Companies are obligated to distribute to the other owners of interests in the Wells and Leasehold Interests.

(o)                                 Lease Taxes.  All taxes and assessments based on or measured by the ownership of the Wells and Leasehold Interests or the production of hydrocarbons or the receipt of proceeds therefrom that have become due and payable with respect to the Wells and Leasehold Interests have been, or will be, paid timely and all tax and information returns to tax authorities required to be filed with respect to the Wells and Leasehold Interests have been, or will be, filed timely.

(p)                                 Preferential Rights and Restrictions on Assignment.  Except as set forth in Schedule 2.01(p), none of the Wells or Leasehold Interests are subject to any preferential rights to purchase or restrictions on assignment, including, but not limited to, requirements for consents from third parties to any assignment.

(q)                                 Books and Records.  The books and records of the Companies (including without limitation the books of account, minute books and stock record books), all of which have been made available to Buyer, are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of a system of internal controls, in the reasonable opinion of Sellers’, are adequate for the Companies.

(r)                                    No Undisclosed Liabilities.  To the best of Sellers’ knowledge, the Companies do not have any liabilities or obligations of any nature (known or unknown, absolute, accrued, contingent or otherwise) that were not fully reflected or reserved against in the financial information provided by Sellers to Buyer, except liabilities and obligations incurred since May 31, 2004, in the ordinary course of business and consistent with past practice.

(s)                                  Taxes and Tax Returns.

(i)                                     For purposes of this Agreement, (i) the term “Taxes” shall mean all taxes imposed by the United States of America (the “United States”), or any state, local or foreign government or subdivision or agency thereof, whether imputed on a unitary, combined or any other basis, and such term shall include any income, franchise, sales or use, ad valorem, property, employment and payroll tax and any interest and penalties or additions to tax; and (ii) the term “Tax Return” shall mean any report, return or other information required to be filed with, supplied to or otherwise made available to a taxing authority in connection with Taxes.

(ii)                                  Except as set forth on Schedule 2.01(s), the Companies have accurately reported and duly filed or will accurately prepare and file or cause to be filed, with the appropriate taxing authorities all Tax Returns required to be filed by them on or before the Closing Date within the time and in the manner prescribed by law.  Except as set forth on the Schedule 2.01(s), the Companies have complied with all applicable laws, rules and regulations relating to the payment and withholding of Taxes to the best of Sellers’ knowledge, and have timely withheld from employees’ wages and paid over to the proper governmental authorities amounts required to be so withheld and paid over for all periods under all applicable laws.  The Companies have paid or reserved for payment all Taxes due and payable as of the Effective Date, and will pay or fund a reserve for payment all Taxes due as of the Closing Date.  The amounts established as funded reserves for the payment of any unpaid Taxes constitute an adequate reserve for such Taxes under generally accepted accounting principles and practices.

(iii)                               The Companies have not had any tax deficiencies proposed or assessed against them or their assets that have not been paid in full (including any interest and penalties thereon).  There are no federal, state, local or foreign audits or other administrative proceedings or court proceedings currently pending with regard to any Taxes or any Tax Return.

(iv)                              The Companies have not executed any waiver of the statute of limitations on the assessment or collection of any Tax from or by any taxing authority that is still in effect as of May 31, 2004, nor are any requests for such waiver or consent pending.

(v)                                 There are no liens for Taxes upon the assets of the Companies, except liens for Taxes not yet due.

(vi)                              The Companies are not a party to any tax-sharing or allocation agreement, nor the Companies owe any amount under any tax-sharing or allocation agreement.

(vii)                           The transactions contemplated by this Agreement will not result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code, and there is no agreement, plan or arrangement covering any employee of the Companies that would give rise to any payments that would not be deductible pursuant to Section 280G or Section 162 of the Code.

(viii)                        Neither Sellers nor the Companies have entered into any closing agreement (within the meaning of Section 7121 of the Code or any analogous provision of state or local tax law) that will have any continuing effect with respect to the Companies after the Closing Date.

(ix)                                The Companies have not filed a consolidated income tax return with any corporation for any taxable period that is not now closed by the applicable statute of limitations.  The Companies do not have (i) any gain or any deferred intercompany transaction under Treasury Regulation §1.1502-13 or any predecessor provision, or (ii) any excess loss account under Treasury Regulation §1.1502-19.

(x)                                   No Seller is a person other than a United States person within the meaning of the Code.

(t)                                    Litigation.  Except as disclosed in Schedule 2.01(t),

(i)                                     neither the Sellers nor any of the Companies are subject to any judgment, award, injunction, rule, order, or decree in which relief is sought involving, affecting, or relating to the ownership, operation, or use of their assets or the conduct of their businesses or which would prevent, delay, or make illegal the transactions contemplated by this Agreement,

(ii)                                  there are no actions, lawsuits, audits, investigations, claims, or proceedings pending or, to the knowledge of the Sellers or the Companies, threatened against, involving, affecting, or relating to the Companies or to their ownership, operation, or use of their assets or to the conduct of their businesses before any court, arbitrator, or federal, state, municipal, or other governmental department, board, agency, or instrumentality which, individually or in the aggregate, could reasonably be expected to affect materially and adversely the business, financial position, or results of operations of the Companies, or

(iii)                               to the knowledge of Sellers or the Companies, there exist no facts to serve as a basis, under current laws or regulations, for the institution of any action, lawsuit, audit, investigation, claim, or proceeding which might affect materially and adversely the business, financial condition, or prospects of the Companies.

(u)                                 No Material Adverse Change.  Since December 31, 2003, there have not been any material adverse change in the business, operations, properties, prospects or condition of the Companies or any event, condition or contingency that is likely to result in such a material adverse change.

(v)                                 Solvency.  The Companies are not insolvent, nor will the Companies be rendered insolvent by the occurrence of the transactions contemplated by this Agreement.  The Companies have, and will have on the Closing Date, cash and investment securities in an amount sufficient to cover the items set forth in subparagraphs (i) through (vii) of Section 1.06(j) of this Agreement.

(w)                               Patents, Licenses, Trademarks and Copyrights.  The Companies own or possess adequate licenses or other rights to use all patents, licenses, trademarks, trade names and copyrights that are utilized in the conduct of the business they now operate and have not received any notice of conflict with asserted rights of others that remain in effect.  The Companies are not infringing on or otherwise acting adversely to any patents, licenses, trademark rights or copyrights owned by any other person, and there is no pending claim or, to the knowledge of the Companies and Sellers, threatened action with respect to such rights. The Companies are not obligated to make any payments in the form of royalties, fees, or otherwise to any owner or licensor of any patent, license, trademark, trade name or copyright.

(x)                                   Employees.  The Companies are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and the Companies are not engaged in any unfair labor practice.  There are no charges of discrimination or harassment (relating to age, sex, race, national origin, religion, creed, handicap or veteran status) or unfair labor practice charges or complaints against the Companies pending, or to the best knowledge of Sellers threatened, against or affecting the Companies and there have not been any such charges or complaints.

(y)                                 Qualified Employee Benefit Plans.  Except as set forth in Schedule 2.01(y) neither of the Companies nor any other corporation or trade or business under common control with the Company sponsors, maintains or otherwise is a party to or participates in any pension, profit sharing, thrift or other retirement plan, or employee stock ownership plan that has been or is intended to be qualified under Section 401(a) of the Code.

(z)                                   Bank Accounts.  Sellers and the Companies have furnished to Buyer a complete list of all bank accounts, lock boxes, safe deposit boxes and other depositories of the Company by the name of the banking institution and account or other identifying number with a list of each person with signature authority over the funds in each such account.

(aa)                            Insurance.  The Assets are covered by insurance policies that (i) are issued by insurance companies reasonably believed by the Companies to be financially sound and reputable; (ii) are valid, outstanding and enforceable; (iii) are, in the reasonable opinion of the Sellers, adequate for all material risks normally insured against by a person or entity carrying on the same business or businesses as the Companies, and (iv) will not in any way be affected by, terminate, or lapse by reason of, the transactions contemplated by this Agreement.

(bb)                          Absence of Indebtedness to Sellers.  Neither of the Companies has any outstanding indebtedness to Sellers or their respective Affiliates.

(cc)                            Absence of Certain Changes and Events.  Since December 31, 2003 and except as otherwise consistent with this Agreement, the Companies have conducted their respective businesses only in the usual and ordinary course consistent with past practice and there has not been any:

(i)                                     change in the authorized or issued capital stock of either Company, grant of any stock option or right to purchase shares of capital stock of either Company, issuance of any security convertible into such capital stock, grant of any registration rights, purchase, redemption, retirement or other acquisition by either Company of any shares of any such capital stock or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

(ii)                                  amendment to the certificate or articles of incorporation or the bylaws of either Company;

(iii)                               payment or increase by either Company of any bonuses, salaries or other compensation to any director, officer, employee or shareholder (except to directors, officers, employees or shareholders in the ordinary course of business) or entry into any employment, severance or similar agreement with any director, officer or employee;

(iv)                              sale, lease or other disposition of any asset or property of either Company or mortgage, pledge or imposition of any lien or other encumbrance on any material asset or property of either Company, except sales in the ordinary course of business;

(v)                                 conduct of business or entering into any transaction, other than in the ordinary course of the businesses of the Companies consistent with past practices;

(vi)                              material change in the accounting methods followed by the Companies; or

(vii)                           agreement, whether or not in writing, to do any of the foregoing by either Company.

(dd)                          Brokers.  Sellers have incurred no obligation or liability, contingent or otherwise for brokers’ or finders’ commissions, fees, expenses and other costs in respect of the matters provided for in this Agreement that will be the responsibility of Buyer; and any such obligation or liability that might exist shall be the sole obligation of Sellers.

(ee)                            Accuracy of Representations.  No representation or warranty by Sellers contained in this Agreement or the Annexes, Schedules or Exhibits hereto, or in any agreement, document or instrument to be delivered at the Closing by Sellers, contains or shall contain any untrue statement of a material fact or omits or shall omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

2.02                           Representations and Warranties by Buyer.  Buyer represents and warrants to Sellers that the following are true and correct on and as of the date of this Agreement and will be true and correct on the Closing Date as if made on and as of the Closing Date:

(a)                                  Organization and Good Standing.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, its state of incorporation, and has full corporate power and authority to carry on its business as now being conducted, to own and use its properties and assets, and to perform all of its obligations under the agreements and instruments to which it is a party and to which it is bound.

(b)                                 Authority, No Conflict.  Buyer has good and sufficient corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.  Neither the execution nor the delivery of this Agreement by Buyer nor the consummation of the transactions contemplated by it will:

(i)                                     violate or conflict with any provision of the certificate or articles of incorporation or bylaws or other charter document of Buyer;

(ii)                                  violate or conflict with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, government, governmental agency or instrumentality, domestic or foreign, or arbitrator binding upon Buyer; or

(iii)                               result in a breach of, or constitute a default under (or with notice or lapse of time or both result in a breach of or constitute a default under) or otherwise give any person the right to terminate, any lease, license, contract or other agreement or instrument to which Buyer is a party or by which it is bound and which is material to the business or condition of Buyer.

(c)                                  Consents and Approvals.  Buyer is not required to give prior notice to, or obtain any consent, approval or authorization of, any governmental authority, creditor or other person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d)                                 Investment Intent.  Buyer acknowledges that the shares of the Stock have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and that Sellers have disclosed to Buyer that the shares of the Stock may not be resold to U.S. residents absent registration or unless an exemption from registration is available.  Buyer is acquiring the Stock for its own account, for investment purposes only and not with a view to distribution thereof.  Buyer qualifies as an “accredited investor,” as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act.

(e)                                  Buyer’s Independent Investigation.  Buyer and its representatives have undertaken an independent investigation and verification of the business, operations and financial condition of the Companies.  Except for the representations and warranties made by Sellers in this Agreement, Buyer acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, liabilities, equity, operations, business or prospects of the Company.

(f)                                    Brokers.  Buyer incurred no obligation or liability, contingent or otherwise for brokers’ or finders’ commissions, fees, expenses and other costs in respect of the matters provided for in this Agreement that will be the responsibility of Sellers; and any such obligation or liability that might exist shall be the sole obligation of Buyer.

(g)                                 Accuracy of Representations.  No representation or warranty by Buyer contained in this Agreement or the Exhibits or Schedules hereto, or in any agreement, document or instrument to be delivered at the Closing by Buyer, contains or shall contain any untrue statement of a material fact or omits or shall omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

2.03                           Nature of Statements.  All statements contained herein or in any Schedule attached to this Agreement or in any certificate or other instrument delivered by or on behalf of any party hereto pursuant to this Agreement at the Closing shall be deemed representations and warranties.  All representations, warranties, covenants and agreements made by any Sellers or the Companies shall be deemed to be made by both the Companies and the Sellers and shall be deemed to be several.  Notwithstanding the foregoing sentence, except as otherwise set forth in this Agreement, in the event of a breach by the Companies or the Sellers of a representation, warranty, covenant or agreement, Sellers shall have sole responsibility for any loss or damage from such breach, and the Companies shall have no liability for contribution, indemnity or otherwise.

2.04                           Survival of Representations, Warranties, and Agreements.  All representations and warranties, covenants and agreements of the respective parties contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto or contemplated hereby shall survive the Closing.  Any investigation at any time made by Buyer or on Buyer’s behalf shall not constitute or operate as a waiver, defense, or limitation on any representation, warranty, covenant or agreement made by Sellers hereunder.  Similarly, any investigation at any time made by Sellers shall not constitute or operate as a waiver, defense or limitation of any representation, warranty, covenant or agreement made by Buyer hereunder.  All representations, warranties, covenants and agreements contained in this Agreement by Sellers shall expire, terminate and be of no force and effect on and after the expiration of the close of business on the second anniversary of the Closing Date.

ARTICLE III

COVENANTS

3.01                           Access to Assets and Records.  During the period from the date of this Agreement to the Closing Date (the “Pre-Closing Period”), Sellers will provide, or cause the Companies to provide, Buyer, and its accountants, counsel and other authorized representatives, and responsible financial institutions designated by Buyer as its representatives, full access, during reasonable business hours (upon reasonable notice) and under reasonable circumstances to (i) all of the Assets, properties, contracts, commitments, insurance policies, loans, books, records, tax returns, pertinent corporate minute books and stock transfer records, and other information and business documents of the Companies, (ii) surface owners and customers of the Companies as may reasonably be designated by Buyer, (iii) such relevant information with respect to the Assets, business affairs and properties of the Companies in the possession of the Companies or Sellers as Buyer, or Buyer’s counsel, may from time to time reasonably request, provided that Buyer shall at all times relevant hereto exercise due diligence to safeguard, maintain and otherwise secure the confidential nature of the information so furnished to Buyer or its representative by Sellers or the Companies, and (iv) allow Buyer or its agents to enter upon the premises of the Companies for the purpose of inspecting the Assets and properties of the Companies and the condition thereof, provided that access to the premises shall be permitted only with the prior consent of the Companies (which consent shall not unreasonably be withheld). During the Pre-Closing Period, Buyer will have the full cooperation of the Companies and Sellers in confirming the nature of the relationships between the Companies and its surface owners, customers and suppliers, including whether or not such relationships are satisfactory and whether or not such relationships are expected to continue after the Closing.  Sellers shall have the right to have a representative present at all times of any such inspections, interviews and examination conducted by Buyer or by Buyer’s representatives.  Neither any investigation conducted by Buyer or its representatives pursuant to this Section nor the results thereof shall affect any representation or warranty of Sellers contained in this Agreement or in any agreement, instrument or document delivered pursuant hereto or in connection herewith, or Buyer’s ability to rely thereon.

3.02                           Consultation.  Sellers will consult with Buyer, and Sellers shall cause the officers of the Companies to consult with Buyer, at all times up to and including the Closing Date with respect to the operation and conduct of the Acquired Business provided that no party hereto shall incur any liability to anyone as a result of the advice or suggestions offered in this connection.

3.03                           Conduct of the Business of the Companies prior to the Closing Date.  Except as contemplated by this Agreement or as expressly agreed to in writing by Buyer during the Pre-Closing Period, Sellers shall cause the Companies to conduct its operations according to its ordinary and usual course of business consistent with past practice, subject to the following conditions:

(a)                                  Ordinary Course of Business.  The business of the Companies shall be conducted diligently and only in the ordinary course of business in substantially the same manner as the Companies have heretofore conducted their businesses and the Companies shall not make any material change in personnel, operations, finance, accounting policies, or real or personal property.  Neither Sellers nor the Companies shall adopt a plan of complete or partial liquidation or resolutions providing for or authorizing liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.  The Companies shall not acquire, or enter into any agreement or commitment to acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization, or any interest therein or division thereof.

(b)                                 Maintenance of Assets.  The Companies shall maintain the Leasehold Interests in effect and keep their equipment in as good working order and condition as at present, ordinary wear and tear excepted, consistent with past practices and shall not sell, lease or otherwise dispose of any of the Leasehold Interests or their equipment other than in the ordinary course of business for full value consistent with past practice or as permitted by this Agreement.  The Companies shall not make any capital expenditures or capital additions or betterments except as may be involved in ordinary repairs, maintenance and replacement of equipment.

(c)                                  Insurance of Assets.  The Companies shall keep in full force and effect present insurance policies or other comparable insurance coverage with respect to the Leasehold Interests, their equipment and potential liabilities.

(d)                                 Contracts and Commitments.  The Companies shall not make or renew, extend, amend, modify, or waive any material provisions of any lease, contract or commitment or relinquish or waive any material contract rights or agree to the termination of any lease or material contract except in the ordinary course of business.  The Companies shall use their best efforts to perform all obligations under agreements relating to or affecting the Assets or their respective businesses.  The Companies shall not sell, transfer, or otherwise dispose of any Leasehold Interest or sell, transfer, or otherwise dispose of or lease any material part of the Assets.

(e)                                  Debts and Liabilities.  The Companies shall not (i) create or incur any liabilities other than current liabilities incurred in the ordinary course of business; (ii) discharge or satisfy any lien, charge, encumbrance, nor pay any obligation or liability, absolute or contingent, except liabilities shown on their respective April 30, 2004 Balance Sheets (the “Balance Sheets”), or liabilities incurred since the date of the Balance Sheets in the ordinary course of business; (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iv) make any loans, advances or capital contributions to, or investments in, any other person; (v) enter into or modify any contract to do any of the foregoing; (vi) pledge or otherwise encumber the Stock; or (vii) mortgage or pledge any of the Assets, tangible or intangible.

(f)                                    Corporate Documents.  The Companies shall not amend their respective Certificates of Incorporation or Bylaws.

(g)                                 Employment Practices.  The Companies shall use their respective best efforts to maintain and preserve their respective business organizations intact and retain in their employ their current employees.  The Companies shall not willfully pay or agree to pay, conditionally or otherwise, any bonus, extra compensation, extraordinary reimbursement for expenses, pension, or severance payment to any director or shareholder, officer, consultant, agent, or employee under any retirement plan or otherwise or increase the compensation paid by the Companies to any officer, director, agent, consultant, or employee from the amount of such compensation being paid on the date of the Balance Sheets, except in the ordinary course of business and consistent and in conformity with the past practices of the Companies.

(h)                                 Goodwill.  The Companies shall use their respective best efforts to preserve the goodwill of their respective surface owners, suppliers, customers, and those having business relations with the Companies and shall use their respective best efforts to retain their relationship with all of such persons or entities.

(i)                                     Litigation.  The Companies shall not institute, settle, or agree to settle any action or proceeding pending before any court or governmental body.

(j)                                     Conflicts.  The Companies shall not enter into any transactions or take any acts that if perfected or performed prior to the Closing Date, would constitute a breach of the representations, warranties and agreements of Sellers contained herein.

(k)                                  Capital Stock.  Except as consistent with this Agreement, the Companies shall not: (i) declare or pay any dividend (whether in cash, stock or property or any combination thereof) on or make any other distribution upon, or purchase, retire, or redeem any shares of their common stock, or set aside any funds for any such purpose other than for distributions of Sellers’ respective distributive shares of any Subchapter S taxable income of the Companies, restricted in amount to Sellers’ respective federal income tax obligations thereon, consistent with the policies and past practices of the Companies; (ii) split, combine or reclassify any shares of their capital stock, or (iii) purchase or redeem or otherwise acquire any outstanding shares of capital stock or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or convertible securities.  In addition, the Companies shall not issue or sell or obligate themselves to issue or sell any additional shares of their capital stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or to acquire any stock of any corporation or any interest in any business enterprise.

(l)                                     Tax Returns.  The Companies shall not amend any Tax Return or make any Tax election or settle or compromise any federal, state, local or foreign Tax liability material to the Companies.

(m)                               Acquisition Proposals.  From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement, none of the Companies, Sellers or any affiliate, director, officer, employee, or representative of either of them shall, directly or indirectly, (i) solicit, initiate, or knowingly encourage any Acquisition Proposal (as hereinafter defined) or (ii) engage in discussions or negotiations with, or disclose any nonpublic information relating to the Companies or the their businesses to, any person that is considering making or has made an Acquisition Proposal.  Sellers and the Companies shall immediately cease and cause to be terminated any existing activities, discussions, or negotiations with any persons conducted heretofore with respect to any Acquisition Proposal and shall promptly request each such person who has heretofore entered into a confidentiality agreement in connection with an Acquisition Proposal to return to Sellers and the Companies all confidential information heretofore furnished to such person by or on behalf of Sellers or the Companies.  If Sellers shall hereafter receive any Acquisition Proposal, Sellers shall immediately communicate the terms of such proposal to Buyer.  The term “Acquisition Proposal,” as used in this Paragraph 3.03(m), means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Companies or the acquisition of any equity interest in the Companies, or any of the Assets other than the transactions contemplated by this Agreement.

3.04                           Confidential Information.

(a)                                  Return of Confidential Information.  In the event of the termination of this Agreement, for any reason or by any party, Buyer shall immediately return to Sellers or destroy all written information and documentation (and all copies thereof) in the possession or under the control of Buyer or any of the representatives of Buyer, concerning any aspect of the Assets or the business operations of the Companies, obtained at any time during Buyer’s due diligence investigation of the Companies, whether prior to or following the execution of this Agreement, or derived or compiled therefrom by Buyer or any of Buyer’s representatives, all of which is acknowledged to contain confidential information of the Companies.  Such information and documentation in written form, together with all information concerning the Companies and their business operations shall be hereinafter referred to as “Confidential Information.”

(b)                                 Non-Disclosure and Non-Use of Confidential Information.  Buyer shall, at all times, keep strictly confidential, and shall not disclose or permit the disclosure to any third person or entity, of any or all Confidential Information, and shall not, in any manner or at any time, except in connection with the conduct of litigation arising out of this Agreement or any of the transactions contemplated herein, use or permit the use of any such Confidential Information, for the benefit of itself or others.

(c)                                  Specific Performance.  Buyer specifically acknowledges that all Confidential Information received, derived, or compiled by it is proprietary, unique, and confidential information of the Companies, and that a violation of the covenants and agreements of Buyer contained in subsections (a) and (b) of this Section 3.04 will cause continuing and irreparable harm to Sellers.  Therefore, Sellers shall, in addition to any other rights or remedies available to Sellers, at law or in equity, have the right to apply to a court of competent jurisdiction for an injunction to restrain the violation or continuing violation of such covenants and agreements by Buyer.

3.05                           Consents.  The parties hereto agree to use all reasonable efforts to obtain all permits, approvals, authorizations, and consents of all third parties necessary (a) for the consummation of the transactions contemplated hereby, or (b) for the conduct, ownership, or operation of the businesses of the Companies.

3.06                           Cooperation.  Subject to the terms and conditions herein provided, each party hereto will use such party’s best efforts to take, or cause to be taken, such action to execute and deliver or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all acts, deeds and actions necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective all the transactions contemplated by this Agreement.

3.07                           Public Announcements.  Buyer and Sellers shall not, and Sellers shall cause the Companies not to, issue any press release or otherwise make any public statement with respect to the transactions contemplated herein, without the agreement of the other party to the release and disclosure and to its contents (which consent shall not be unreasonably withheld).  Notwithstanding anything to the contrary contained herein, either party may issue any press release or make any public statement without approval of the other as may be required by law, provided the party issuing the press release or making such statement shall give prior notice thereof to the other party.

3.08                           Disclosure of Certain Matters.  During the Pre-Closing Period, Sellers will give prompt written notice to Buyer of any event or development which occurs during the Pre-Closing Period which (i) had it existed or been known on the date of execution of this Agreement, would have been required to be disclosed under this Agreement, (ii) would cause any of the representations and warranties of Sellers contained herein to be inaccurate or otherwise misleading, or (iii) materially relates to the satisfaction of the conditions set forth in Section 5.01 hereof.  Similarly, during the Pre-Closing Period, Buyer will give prompt written notice to Sellers of any event or development which occurs during the Pre-Closing Period which (i) had it existed or been known on the Effective Date of this Agreement, would have been required to be disclosed under this Agreement, (ii) would cause any of the representations and warranties of Buyer contained herein to be inaccurate or otherwise misleading, or (iii) materially relates to the satisfaction of the conditions set forth in Section 5.02 hereof.

3.09                           Certain Tax Matters.

(a)                                  Preparation and Filing of Tax Returns.

(i)                                     Sellers shall be responsible for preparing and filing, or causing the Companies to prepare and file, the Tax Returns for the Companies on a timely basis for all taxable periods ending on or before the Closing Date.  Sellers and Buyer shall execute any consent required to be filed with the Internal Revenue Service in connection with any corporate income tax return required to be filed by the Companies in accordance with the provisions of Section 1362(e)(3) of the Code or other applicable provision of such Code.

(ii)                                  Buyer shall be responsible for preparing and filing, or causing the Companies to prepare and file, Tax Returns for the Companies for all taxable periods commencing from and after the Closing Date.

(b)                                 Liability for Taxes.

(i)                                     Sellers shall be solely liable for, and shall indemnify and hold harmless Buyer and The Companies against, all Taxes of the Companies due for all taxable years and periods ending the day before the Closing Date and for the portion of any Straddle Period (as defined below) ending on the Closing Date; provided, however, that Sellers shall not be liable for Taxes specifically recorded and fully reserved on the Balance Sheets.

(ii)                                  The Companies shall be solely liable for all Taxes of the Companies for all taxable years and periods commencing on and after the Closing Date.  The Companies shall indemnify and hold harmless Sellers against any and all Taxes for any taxable year or taxable period commencing after the Closing Date due or payable by the Companies.

(iii)                               Buyer shall cause the Companies to pay all Taxes due for any taxable year or taxable period commencing before and ending after the Closing Date (the “Straddle Period”).  Sellers shall pay to the Companies an amount equal to the excess, if any, of (i) the Taxes that would have been due if the Straddle Period had ended on the Closing Date (using an interim-closing-of-the-books method except that exemptions, allowances, and deductions that are otherwise calculated on an annual basis (such as deductions for real estate Taxes, depreciation, and depletion) shall be apportioned on a per diem basis) over (ii) the sum of (a) the Taxes for the Straddle Period paid prior to the Closing Date by the Companies or by Sellers with respect to the Companies and (b) the Taxes specifically recorded and fully reserved on the Balance Sheets.

(c)                                  Audit of Tax Returns.  In the event that a taxing or governmental authority should audit the Tax Returns of the Companies for periods ending no later than the Closing Date, Buyer shall cause the Companies to cooperate with Sellers and make available to Sellers certain records of the Companies as set forth in Section 3.10 hereof.  Concerning the results of such an audit:

(i)                                     Sellers shall be liable for any additional Taxes that the Companies may owe relating to periods ending no later than the Closing Date; and

(ii)                                  Sellers shall be due any tax refunds and interest that the Companies may receive relating to periods ending no later than the Closing Date.

(d)                                 Code Section 338 Election. For federal income tax purposes Buyer may treat the acquisition of the Stock as an acquisition of the Assets in accordance with the applicable provisions of Section 338 of the Code.  Consequently, the parties and the Companies, through their duly authorized representatives, shall execute and file any consent or other document required to be filed with the Internal Revenue Service in connection with the election to treat the acquisition of the Stock as an acquisition of the Assets under the applicable provisions Section 338 of the Code, including, but not limited to, the execution and filing of Form 8023 entitled “Corporate Qualified Stock Purchase Elections.”  In addition, it is agreed that (i) the book value of the depreciable portion of the Assets recorded on the books and records of the Companies and reflected in the Balance Sheets, and (ii) the amount allocated to the goodwill of the Companies and to be recorded on the books and records of Buyer as a result of the transactions contemplated hereby fairly represent the fair market value of such Assets, respectively, as of the Closing Date.  Notwithstanding anything to the contrary herein contained, Buyer shall be responsible for filing the short-year “C” corporation returns, including the short-year that begins on the Closing Date, and Buyer shall be responsible for, and indemnify and hold harmless Sellers from any liability with respect to, the payment of the tax due on such short-year “C” corporation return.  For purposes of the Section 338 election, Sellers and Buyer agree that the Purchase Price shall be allocated among the assets of the Companies as follows:

(i)                                     74.075% to capital assets;

(ii)                                  19.753% to goodwill; and

(iii)                               6.172% to depreciable assets.

(e)                                  Closing Financial Statements.  On or before the Closing Date, Sellers shall cause the Companies to prepare and deliver to Buyer for its review and approval preliminary closing financial statements for the Companies as of the Closing Date, which financial statements, when the have been approved by Buyer, shall be the basis for Sellers’ preparation and filing of tax returns for the short-year ending on the Closing Date.

3.10                           Records of the Companies.  Following the Closing Date hereof, Buyer will cause the Companies to make available to Sellers, at such time or times as Sellers may reasonably request, for inspection and copying, all books, records, memoranda and other financial data of the Companies relating to the transactions and businesses of the Companies prior to the Closing Date, as Sellers shall deem necessary or desirable for any tax or other appropriate purpose.

3.11                           Expenses.  Except as expressly otherwise provided herein, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants.  In the case of termination of this Agreement, the obligation of each party to pay its own expenses shall be subject to any rights of such party arising from a breach of this Agreement by another party.

3.12                           Acquisition of Wollison and Thompson Interests.  On or before the Closing Date, Sellers shall have caused Ladder to acquire, at no additional expense to Buyer, all of the interests of Wollison and Thompson in the lease and properties comprising the Leasehold Interests.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS TO CLOSE

4.01                           Conditions Precedent to the Obligations of Buyer.  The obligations of Buyer to effect the transactions contemplated under this Agreement at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in whole or in part by Buyer in writing:

(a)                                  Representations and Warranties True at the Closing Date.  The representations and warranties of Sellers contained in this Agreement, and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as if made on the Closing Date (except to the extent that any representations and warranties of Sellers specifically relate to an earlier date).

(b)                                 Outstanding Shares of the Stock.  Only the shares of the Stock described in this Agreement shall be outstanding immediately prior to the Closing, the Companies shall have no obligation to issue any shares of their capital stock pursuant to stock options, warrants, stock plans or otherwise.

(c)                                  Acquisition of other Leasehold Interest.  Sellers shall have caused the Companies, without additional liability to the Companies or to Buyer, to acquire all of the Leasehold Interest necessary for Sellers representations and warranties with to be true and correct on the Closing Date.

(d)                                 Sellers’ Performance.  Sellers shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by Sellers on or before the Closing Date.

(e)                                  Title Opinion.  Buyer shall have received a title opinion from Wright & Associates, PC, addressing the ownership of the Companies in and to the Wells and Leasehold Interests in form and substance satisfactory to Buyer and its corporate counsel.

(f)                                    Consents, Notices and Approvals.  All consents and approvals necessary for consummation of the transactions contemplated by this Agreement shall have been received and all notices required to be given in respect of such transactions shall have been given on or before the Closing Date.

(g)                                 Good Title to Stock.  Sellers shall have transferred the Stock to Buyer, free and clear of all encumbrances, with transfer taxes, if any, paid by Sellers.  No claim shall have been filed, made or threatened by any person or entity asserting that he, she or it is entitled to any part of the Purchase Price paid for the Stock.

(h)                                 No Prohibition of Transaction.  No action, proceeding or investigation (including private causes of action) or regulation or legislation shall have been instituted, threatened or proposed before, nor any order issued by, any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages (i) in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated by this Agreement; or (ii) which, in the reasonable judgment of Buyer, could have a materially adverse effect on the Companies or the Assets.

(i)                                     No Adverse Change.  No material adverse change in the results of operations, financial condition or business of the Companies shall have occurred, and the Companies shall not have suffered any material change, loss or damage to the Assets, whether or not covered by insurance.

(j)                                     Wollison and Thompson Interests.  Ladder shall have acquired and own in its name all of the interests of Wollison and Thompson in the lease and properties comprising the Leasehold Interests.

(k)                                  Audit of the Companies.  An audit by Hein + Associates for the years ended December 31, 2002 and 2003 and, if required, unaudited financial statements for the three month periods ended March 31, 2004 and 2003 (collectively the “Audit”), prepared in accordance with Item 310 of Regulation S-B as promulgated by the United States Securities and Exchange Commission, shall have been completed and Buyer shall be satisfied with the same in all material respects.

(l)                                     Due Diligence Investigation.  Buyer shall have completed its due diligence investigation of the Companies and their respective businesses and Assets, and Buyer shall be satisfied with same in all material respects.

(m)                               Certificates of Sellers.  Sellers shall have each delivered to Buyer a certificate, which shall be dated as of the Closing Date and which shall be signed by the Seller delivering same, certifying that (i) each and every covenant and agreement of Sellers contained in this Agreement to be performed by Sellers on or prior to the Closing Date has been performed by Sellers and (ii) the representations and warranties of Sellers contained in Section 2.01 hereof, and in any agreement, instrument or document delivered pursuant hereto or in connection herewith, were true and correct when made and are true and correct as of the Closing Date.

(n)                                 Appointment of Board Member and Resignations.  Buyer shall have received copies, certified by an officer of each of the Companies, appointing S. Jeffrey Johnson as a member of the Board of Directors or each of the Companies and the resignations, dated and effective as of the Closing Date, of each of the other directors and the officers of the Companies.

(o)                                 Certificates of Existence.  Buyer shall have obtained certificates of existence and good standing issued by the appropriate state official of the state of incorporation of Ladder and Tri-Flow and each state in which Ladder and Tri-Flow are qualified to conduct business.

4.02                           Conditions Precedent to the Obligations of Sellers.  The obligations of Seller to effect the transactions contemplated under this Agreement at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in whole or in part by Sellers in writing:

(a)                                  Representations and Warranties True at the Closing Date.  The representations and warranties of Buyer contained in this Agreement, and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as if made on the Closing Date (except to the extent that any representations and warranties of Buyer specifically relate to an earlier date).

(b)                                 Payment of Purchase Price.  Buyer shall have delivered to Sellers a cashier’s check or wire transfer in the amount set forth in Section 1.02(b) of this Agreement and delivered to the Escrow Agent a cashier’s check or wire transfer in the amount set forth in Section 1.02(c) of this Agreement; provided, however, that the amount payable to Sellers shall be paid in such form and split into such amounts as Sellers may designate in writing to Buyer prior to the Closing Date .

(c)                                  Buyer’s Performance.  Buyer shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

(d)                                 Authority.  All action required to be taken by or on the part of Buyer to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken by Buyer.

(e)                                  Consents, Notices and Approvals.  All consents and approvals necessary for consummation of the transactions contemplated by this Agreement shall have been received and all notices required to be given in respect of such transactions shall have been given on or before the Closing Date.

(f)                                    No Prohibition of Transaction.  No action, proceeding or investigation (including private causes of action) or regulation or legislation shall have been instituted, threatened or proposed before, nor any order issued by, any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages (i) in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated by this Agreement; or (ii) which, in the reasonable judgment of Seller, is reasonably likely to prevent Buyer from performing any obligation undertaken by it under this Agreement which is to be performed after the Closing.

(g)                                 Certificate of Buyer.  Buyer shall have delivered to Sellers a certificate, which shall be dated as of the Closing Date and which shall be signed by a duly authorized officer of Buyer, certifying (i) the authority of Buyer to enter into and consummate the transactions contemplated by this Agreement, (ii) the authority of the designated officers of Buyer to execute and deliver any document contemplated by this Agreement on behalf of Buyer, (iii) the representations and warranties of Buyer contained in Section 2.02 hereof are true and correct, and (iv) each and every covenant and agreement of Buyer contained in the Agreement to be performed by Buyer on or prior to the Closing Date has been performed by Buyer.

ARTICLE V

THE CLOSING

5.01                           The Closing.  The consummation of the purchase and sale of the Stock provided for in this Agreement (the “Closing”) shall take place at the offices of the Companies, 1616 E. 19th Street, Edmond, Oklahoma 73013, at 10:00 a.m. (local time) on July 2, 2004, or at such other place, time or date as the parties hereto shall mutually agree (the “Closing Date”).

5.02                           Actions of Sellers at the Closing.  At the Closing, Sellers or the Companies shall take the following actions:

(a)                                  Stock Certificates.  Each Seller shall deliver to Buyer the certificate(s) representing the issued and outstanding shares of Stock of Ladder and Tri-Flow owned by such Seller, duly endorsed in favor of Buyer, or accompanied by appropriate stock powers duly executed in blank assigning the Stock.

(b)                                 Appointment of Director and Resignations.  Sellers appoint S. Jeffrey Johnson as a member of the Board of Directors of each of the Companies and shall deliver to Buyer the written and executed resignations of all of the other directors and the officers of the Companies, each dated and effective as of the Closing Date.

(c)                                  Corporate Records.  Sellers shall deliver to Buyer the minute book, stock issue and transfer records, and the corporate seal of each of the Companies.

(d)                                 Certificate of Sellers.  Sellers shall have delivered to Buyer a certificate, which shall be dated as of the Closing Date and which shall be signed by the Seller delivering same, certifying that (i) each and every covenant and agreement of Sellers contained in the Agreement to be performed by Sellers or by the Companies on or prior to the Closing Date has been performed by Sellers and (ii) the representations and warranties of Sellers contained in Section 2.01 hereof, and in any agreement, instrument or document delivered pursuant hereto or in connection herewith, were true and correct when made and are true and correct as of the Closing Date (except to the extent that any representation or warranty of Sellers specifically relates to an earlier date).

5.03                           Actions of Buyer at the Closing.  At the Closing, Buyer shall take the following actions:

(a)                                  Payment of Remaining Purchase Price.  Buyer shall deliver to Sellers a cashier’s check or a confirmed wire transfer in the amount set forth in Section 1.02(b) of the Agreement and to the Escrow Agent a cashier’s check or a confirmed wire transfer in the amount set forth in Section 1.02(c) of this Agreement.

(b)                                 Certificate of Buyer.  Buyer shall deliver to Sellers a certificate, which shall be dated as of the Closing Date and which shall be signed by a duly authorized officer of Buyer certifying (i) the authority of Buyer to enter into and consummate the transactions contemplated by this Agreement, (ii) the authority of the officers of Buyer to execute and deliver any document contemplated by this Agreement on behalf of Buyer, (iii) the representations and warranties of Buyer contained in Section 2.02 hereof, and in any agreement, instrument or document delivered pursuant hereto or in connection herewith, were true and correct when made and are true and correct as of the Closing Date, and (iv) each and every covenant and agreement of Buyer contained in the Agreement to be performed by Buyer on or prior to the Closing Date has been performed by Buyer.

ARTICLE VI

TERMINATION

6.01                           Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)                                  Mutual Consent.  By mutual consent of Buyer and Sellers;

(b)                                 Date Certain.  By either Buyer on the one hand or Sellers on the other hand, if the Closing shall not have occurred by July 15, 2004, provided that the failure to consummate the transactions contemplated hereby is not primarily a result of the failure by the party so electing to terminate the Agreement to perform any of its or their obligations hereunder;

(c)                                  Prohibition.  By either Buyer on the one hand or Sellers on the other hand, if any court of competent jurisdiction in the United States or other United States governmental body or any regulatory agency in the United States shall have issued an order, decree, regulation or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, regulation, ruling or other action shall not have been vacated or reversed or set aside on appeal, with prejudice against the party seeking to restrain the transaction;

(d)                                 Buyer.  By Buyer in the event that one or more of the conditions set forth in Section 4.01 hereof is not satisfied at or prior to the Closing; and

(e)                                  Seller.  By Sellers in the event that one or more of the conditions set forth in Section 4.02 hereof is not satisfied at or prior to the Closing.

The date on which this Agreement is terminated pursuant to this Section is herein referred to as the “Termination Date.”

6.02                           Effect of Termination.  In the event that this Agreement shall be terminated pursuant to the provisions of Section 6.01 hereof, all obligations of the parties hereto under the Agreement shall terminate and there shall be no liability, except for any breach of this Agreement prior to such termination, of any party to another party and except for breach of the provisions of Section 3.04 hereof.  In the event that Buyer shall fail to purchase the Stock at Closing in accordance with the terms and conditions of this Agreement for any reason whatsoever other than Sellers’ default hereunder or pursuant to a right of termination granted Buyer in Section 6.01 hereof, Sellers may, in lieu of any other remedies that might otherwise be available to Sellers, retain the Deposit.  In the event Sellers shall fail to consummate the transaction contemplated herein for any reason whatsoever other than Buyer’s default hereunder or pursuant to a right of termination granted Sellers in Section 6.01 hereof, Buyer may (i) enforce specific performance of this Agreement, or (ii) terminate this Agreement and obtain such legal or equitable relief to which Buyer may be entitled, in law or in equity, as a result of such breach by Sellers.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01                           Notices.  Except as otherwise set forth herein, all notices given in connection with this Agreement shall be in writing and shall be delivered either by personal delivery, by telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by express courier or delivery service, addressed to the parties hereto at the following addresses:

Sellers:

c/o Jerry D. Downey

1616 E. 19th Street

Suite 501

Edmond, Oklahoma 73013

Telecopy:  405-330-3400

Buyer:

Cano Petroleum, Inc.

309 West 7th Street

Suite 1600

Fort Worth, Texas 76102

Attention: S. Jeffrey Johnson, CEO

Telecopy: 817-698-0761

with a copy to:

Phillip A. Wylie, Esq.

Snell Wylie & Tibbals

8150 North Central Expressway

Suite 1800

Dallas, Texas 75206

Telecopy: 214-691-2500

or at such other address and number as either party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

7.02                           Affiliate Defined.  As used in this Agreement, “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person, and a person shall be deemed to control another person (including the Company) if the controlling person is the beneficial owner (as defined in Rule 13d-3 under the Securities Act of 1934, as amended) of ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled person, whether through ownership of securities, through serving as an officer or director, by contract or otherwise. As used in the definition of “Affiliate” or elsewhere in this Agreement, the term “person” means any natural person, partnership, joint venture, limited partnership, corporation, limited liability company, trust, estate, association or other entity.

7.03                           Further Assurances.  The parties hereto agree (i) to furnish upon request to each other such further information; (ii) to execute and deliver to each other such other documents; and (iii) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

7.04                           Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.  Neither the failure nor any delay on the part of any party in exercising any right, power or privilege under this Agreement or the documents referred to herein shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to herein can be discharged by one party hereto, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party hereto; (ii) no waiver which may be given by a party hereto shall be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party hereto shall be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to herein.

7.05                           Entire Agreement and Modification.  This Agreement is intended by the parties to this Agreement as a final expression of their agreement with respect to the subject matter hereof, and is intended as a complete and exclusive statement of the terms and conditions of that agreement.  This Agreement may not be modified, rescinded, or terminated orally, and no modification, rescission, termination or attempted waiver of any of the provisions hereof (including this Section) shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

7.06                           Assignments, Successors and No Third-Party Rights.  This Agreement shall apply to and be binding in all respects upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.  Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement, or any provision hereof, it being the intention of the parties hereto that this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement, their successors and assigns, and for the benefit of no other person or entity.

7.07                           Severability.  In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof.  Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

7.08                           Section Headings, Construction.  The headings of articles and sections contained in this Agreement are provided for convenience only.  They form no part of this Agreement and shall not affect its construction or interpretation.  All references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.  All words used herein shall be construed to be of such gender or number as the circumstances require.  Unless otherwise specifically noted, the words “herein,” “hereof,” “hereby,” “hereinabove,” “hereinbelow,” “hereunder,” and words of similar import, refer to this Agreement as a whole and not to any particular section, subsection, paragraph, clause or other subdivision hereof.

7.09                           Consent or Permission Not to be Unreasonably Withheld.  Except as otherwise expressly stated herein, whenever the consent or permission of a party hereto is required hereunder, such consent or permission shall not be unreasonably withheld or delayed.

7.10                           Time of Essence.  With regard to all time periods set forth or referred to in this Agreement, time is of the essence.

7.11                           Governing Law.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

7.12                           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signatures

To evidence the binding effect of the covenants and agreements described above, Sellers and Buyer (by its duly authorized officer) have each caused this Agreement to be executed as of the date first written above.

Seller:

Jerry D. Downey

Karen S. Downey

Buyer:

CANO PETROLEUM, INC.

By:
S. Jeffrey Johnson
Chief Executive Officer

EXHIBIT “A”

TO

STOCK PURCHASE AGREEMENT

FORM OF HOLDBACK EXCROW AGREEMENT

HOLDBACK ESCROW AGREEMENT

THIS HOLDBACK ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into this 2nd day of July, 2004, by and among Cano Petroleum, Inc., a Delaware corporation (“Buyer”), and Jerry D. Downey and Karen Downey, individuals who are residents of the State of Oklahoma (collectively, “Sellers”), and BancFirst (the “Escrow Agent”).

Background

A.            Buyer and Sellers have entered into that certain Stock Purchase Agreement dated June     , 2004 (the “Purchase Agreement”), providing for the acquisition by Buyer of all of the outstanding shares of common stock of Ladder Companies, Inc., d/b/a Ladder Energy Company, a Delaware corporation (“Ladder”) and Tri-Flow, Inc., an Oklahoma corporation (“Tri-Flow,” and together with Ladder, the “Companies”);

B.            Pursuant to the provisions of Section 1.02.(c) of the Purchase Agreement, Sellers have agreed to put Fifty Thousand and No/100 Dollars ($50,000.00) (the “Holdback Escrow Amount”) into escrow to protect Buyer against losses of Buyer as a result of the breach by Sellers of any representation, warranty or covenant contained in the Purchase Agreement(a “Loss”);

C.            Buyer has tendered to the Escrow Agent a bank cashiers’ check in the amount of Seven Hundred Fifty and No/100 Dollars ($750.00) to cover the full amount of the Escrow Agent’s fee with respect to this Escrow Agreement and the Escrow Agent has accepted such fee and agreed to receive, hold and disburse the Holdback Escrow Amount; and

D.            The parties hereto desire to set forth the terms and conditions pertaining to the deposit, retention, administration, application and distribution of the Holdback Escrow Amount;

Terms and Conditions

In consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration to each of the parties in hand paid by each of the other parties hereto, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and the Escrow Agent do hereby mutually consent and agree that the following provisions shall govern with respect to the rights, duties and obligations of the parties hereto with respect to the subject matter hereof.

1.             Defined Terms.  All capitalized terms used herein without definition shall have the same meaning as used in the Purchase Agreement.

2.             Appointment of the Escrow Agent.  Subject to the terms, provisions and conditions of this Escrow Agreement, Sellers and Buyer hereby designate the Escrow Agent as the escrow agent with respect to the escrow of the Holdback Escrow Amount.  The Escrow Agent hereby accepts the obligations and duties of escrow agent with regard to the disposition of the Holdback Escrow Amount in accordance with the terms, provisions and conditions of this Escrow Agreement and agrees to serve as Escrow Agent.

3.             Deposit and Administration of Holdback Escrow Amount.  Upon the execution and delivery of this Escrow Agreement, Buyer (on behalf of Sellers) shall deliver the Holdback Escrow Amount to the Escrow Agent.  During the term of the escrow created hereby, the Escrow Agent shall maintain the Holdback Escrow Amount in a separate account that is segregated from the other funds of the Escrow Agent and from other funds of other clients of the Escrow Agent.  The Escrow Agent shall invest the Holdback Escrow Amount in certificates of deposit or money market funds or United States Treasury Certificates as directed by Sellers, provided that such investments will enable the parties hereto to obtain delivery and payment of the Holdback Escrow Amount on notice of not more than 30 days.  All income derived from the principal of the Holdback Escrow Amount during the term hereof shall become part of the Holdback Escrow Amount and shall be included with the final distribution.

4.             Distribution of Holdback Escrow Amount upon Termination of the Escrow Agreement.

(a)           Claims Deadline.  Buyer shall be entitled to assert any claim against the Holdback Escrow Amount after the expiration of the close of business on December 27, 2004 (the “Termination Date”); provided, however, that any claim made in good faith and in writing on or prior to the Termination Date (whether or not formal legal action shall yet have been commenced based upon such claim) shall continue, subject to final resolution as provided herein.  This Escrow Agreement shall terminate upon complete distribution of the Holdback Escrow Amount in accordance with this Escrow Agreement.

(b)           Distribution.  Within five (5) business days after the Termination Date, the Escrow Agent shall deliver to Sellers that portion of the Holdback Escrow Amount not previously distributed or otherwise subject to claims pursuant to Section 5 below.

5.             Disposition of Holdback Escrow Amount.

(a)           Claims Against Holdback Escrow Amount.  If, at any time on or prior to the Termination Date, Buyer shall assert a claim for a Loss, Buyer shall submit to the Escrow Agent and to Sellers a written claim in good faith signed by an authorized representative of Buyer stating: (i) that Buyer or its Affiliate has incurred or reasonably believes it may incur Loss and the reasonable estimate of the amount of any such Loss, or (ii) if the Loss has actually been incurred, the amount to which Buyer or it Affiliate is entitled with respect to such Loss.  If the claim is for Loss which Buyer or its Affiliate reasonably believes it may incur or is otherwise unliquidated, the written claim of Buyer shall state the reasonable estimate of such Loss in which event a claim shall be deemed to have been asserted against the Holdback Escrow Amount on behalf of Buyer or its Affiliate in the amount of such estimated Loss, but no payment or distribution shall be made by the Escrow Agent out of the Holdback Escrow Amount until such Loss has actually been incurred and Buyer submits a notice to the Escrow Agent and Seller in accordance with clause (ii) above, whether or not the Loss is incurred prior to the Termination Date.

(b)           Resolution of Asserted Claims Against the Holdback Escrow Amount.  If, within fifteen (15) days after the Buyer or its Affiliate gives notice to the Escrow Agent and Sellers of an asserted claim pursuant to Section 5(a) above that the Buyer or its Affiliate has incurred Damages, Sellers shall fail to notify the Escrow Agent and the Buyer or its Affiliate, in writing, that Sellers reasonably dispute in good faith the right of the Buyer or its Affiliate to indemnity in respect of the asserted claim, then the Escrow Agent, at the Termination of such fifteen (15) day period, shall make immediate payment to the Buyer or its Affiliate, out of the Holdback Escrow Amount, of the amount of the asserted claim by distributing to the Buyer or its affiliate the sum equal to the amount of the claim.

(c)           Resolution of Disputed Claims Against Holdback Escrow Amount.  If, within the fifteen (15) day period after notice of an asserted claim is given to the Escrow Agent and Sellers under Section 5(a) above, Sellers shall notify the Escrow Agent and the Aggrieved Party, in writing, that Sellers reasonably dispute in good faith the asserted claim made by the Buyer or its Affiliate against the Holdback Escrow Amount, then Sellers and the Buyer or its Affiliate shall use their respective reasonable best efforts to effect a settlement and compromise of such asserted claim.  Any Loss established by reason of any such settlement and compromise shall be certified in writing to the Escrow Agent by Sellers and the Buyer or its Affiliate, and the Escrow Agent shall pay to the Buyer or its Affiliate out of the Holdback Escrow Amount the amount due and owing to the Buyer or its Affiliate by reason of such settlement and compromise (the “Settlement Amount”) by transferring to the Buyer or its Affiliate the sum equal to the Settlement Amount.  If any such settlement and compromise so certified to the Escrow Agent establishes that no amount shall be due and owing to the Buyer or its Affiliate under the asserted claim, then the Escrow Agent shall treat the asserted claim as rejected by mutual agreement of the parties, and the asserted claim shall be totally disregarded by the Escrow Agent as if never the subject of assertion against the Holdback Escrow Amount.

(d)           Unresolved Claims Against Holdback Escrow Amount.  If the Buyer or its Affiliate and Sellers are unable to settle and compromise any disputed claim asserted against the Holdback Escrow Amount, the Escrow Agent shall not pay any payment or distribution out of the Holdback Escrow Amount with respect to such unresolved asserted claim unless and until the Escrow Agent shall have received a certified copy of a final judgment of a court of competent jurisdiction determining the amount to be paid in connection with the asserted claim in dispute, certified by the party providing such copy as being binding and not appealable (the “Indemnification Amount”).  Upon receipt of such certification, the Escrow Agent shall pay the Indemnification Amount to the Buyer or its Affiliate by transferring to the Buyer or its Affiliate the sum equal to the Indemnification Amount.

(e)           Release of Escrow Agent.  After the Escrow Agent has completed the payment and delivery of the Holdback Escrow Amount to Sellers or the Buyer or its Affiliate pursuant to this Section 5, this Escrow Agreement shall be deemed terminated and the Escrow Agent shall be released and discharged from any further obligations under this Agreement.  Notwithstanding anything in this Escrow Agreement to the contrary, neither the Escrow Agent nor any party hereto shall be liable to Sellers for any portion of the Holdback Escrow Amount delivered to a public official pursuant to applicable abandoned property, escheat, or similar laws.

6.             The Escrow Agent.

(a)           Obligations of the Escrow Agent.  The Escrow Agent, by its execution of this Escrow Agreement, covenants and agrees to faithfully perform and fulfill the terms of the escrow created hereby, pursuant to the terms, provisions and conditions hereof.  The parties hereto acknowledge, affirm and agree that the Escrow Agent shall act under this Escrow Agreement only as an escrow agent pursuant to the terms hereof and instructions given pursuant hereto, and shall have no duties or responsibilities except those expressly set forth herein.

(b)           Compensation.  The fee charged by the Escrow Agent for its services, which is described in subsection C of the “Background” section of this Agreement, has been paid by Buyer in full, and Sellers shall have no responsibility or obligation to the Escrow Agent for its fees for serving hereunder..

(c)           Disinterested Party.  It is specifically understood and agreed by Seller and Buyer that the Escrow Agent has no interest in any dispute under which the escrow created hereby may arise, other than the Escrow Agent’s strict obligation to fully perform its duties as set forth herein.

(d)           Litigation.  In the event that the Escrow Agent becomes involved in litigation in connection with the escrow created hereby, Seller and Buyer shall be equally responsible to indemnify and hold the Escrow Agent harmless from any and all liabilities, losses, costs, damages and expenses, including, without limitation, attorneys’ fees and costs of investigation, suffered and/or incurred by the Escrow Agent as a result thereof; unless such litigation is between Sellers and Buyer, in which event the losing party shall be required to reimburse the Escrow Agent for all of the aforementioned losses, costs, damages and expenses, or unless the Escrow Agent shall fail to fully perform hereunder.

(e)           Reliance.  The Escrow Agent shall be entitled to rely and shall have the right to act upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent, in good faith and the exercise of reasonable prudence and discretion, believes to be genuine.  The Escrow Agent shall be entitled to rely and act solely upon, any written notice for which provisions is made herein; and in the event the Escrow Agent receives conflicting or contravening instructions from the parties hereto with respect to the subject matter hereof, the Escrow Agent shall be entitled to rely upon the instructions contained herein, notwithstanding a conflicting or contravening instruction.  In the event the Escrow Agent receives conflicting instructions on the disbursement of the Holdback Escrow Amount, the Escrow Agent may interplead the Holdback Escrow Amount into a court of competent jurisdiction.  Notwithstanding any contrary provisions in this Escrow Agreement, in the event the Escrow Agent is in doubt as to its responsibility or obligations hereunder, it may immediately deliver and deposit the Holdback Escrow Amount into the Registry of the District Court of Tarrant County, Texas, and initiate an interpleader action therein, so that Buyer and Seller may determine their respective rights to the Holdback Escrow Amount and upon delivery of the Holdback Escrow Amount to the court pursuant to this paragraph, the Escrow Agent shall be released and relieved of all further or continuing duty and obligation with respect to the Holdback Escrow Amount.

(f)            Advice of Legal Counsel.  The Escrow Agent may consult with legal counsel and, except as provided in Section 6(h) below, shall be fully protected with respect to any action taken or omitted by it in good faith on the advice of legal counsel.  The Escrow Agent may act in reliance on any certificate, statement, request, consent, agreement or other document or instrument which the Escrow Agent reasonably believes to be genuine and to have been signed or presented by a proper person or persons.

(g)           Assumed Validity of Documents.  The Escrow Agent shall not be responsible or liable in any manner whatsoever for the (i) sufficiency, correctness, genuineness or validity of any instrument or document or signature thereon deposited with or delivered to the Escrow Agent hereunder, (ii) the form of any such instrument or document, or (iii) the identity, authority or rights of any person executing, depositing or delivering the same, provided that the Escrow Agent reasonably believes any such document or instrument to be genuine and to have been signed or presented by a proper person or persons.

(h)           Limitation on Liability.  The Escrow Agent shall not be liable for any act which the Escrow Agent may do or refrain from doing in connection with this Escrow Agreement and the conduct and consummation of the escrow created hereby, except for the Escrow Agent’s gross negligence, willful misconduct, violation of the terms and provisions hereof, or violation of law.

Notwithstanding any provision to the contrary in this Escrow Agreement, Seller and Buyer do hereby agree jointly and severally to release the Escrow Agent from, and agree to protect, defend, indemnify and hold harmless Escrow Agent against any and all costs, losses, damages, liabilities, claims and expenses (including reasonable counsel fees and expenses) incurred by it without gross negligence or willful misconduct on the Escrow Agent’s part arising out of or in connection with its entering into this Escrow Agreement and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability relating to this Escrow Agreement other than those, if any, arising from the gross negligence or willful misconduct of the Escrow Agent.  Such indemnification shall survive any termination of this Escrow Agreement until the claims in respect of which indemnification may be sought hereunder shall have been extinguished by applicable statutes of limitations.

7.             Legal Disability.  The bankruptcy, insolvency or other legal disability of any of the parties hereto shall not affect the terms of the escrow created hereby or prevent the performance by the Escrow Agent of the duties of the Escrow Agent hereunder.

8.             Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

9.             Notice.  Any notice, demand or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered, upon transmission by facsimile, or three (3) business days after being mailed by prepaid certified mail, return receipt requested, as follows:

Buyer:

Cano Petroleum, Inc.

309 West 7th Street

Suite 1600

Fort Worth, Texas 76102

Attention: S. Jeffrey Johnson, CEO

Telecopy: 817-698-0761

with a copy to:

Phillip A. Wylie, Esq.

Snell Wylie & Tibbals

8150 North Central Expressway

Suite 1800

Dallas, Texas 75206

Telecopy: 214-691-2500

Sellers:

c/o Jerry D, Downey

1616 E. 19th Street

Suite 501

Edmond, Oklahoma 73013

Telecopy:  405-330-3400

Escrow Agent:

BancFirst

101 N. Broadway

Suite 300

Oklahoma City, Oklahoma 73102

Telecopy No.: 405-270-4772

10.           Captions.  Captions contained in this Escrow Agreement are for reference and identification purposes only and shall not affect in any way the meaning or interpretation of any provision of this Agreement.

11.           Amendment.  This Escrow Agreement may not be amended except by the written agreement of all of the parties hereto.

12.           Multiple Counterparts.  This Escrow Agreement has been executed in multiple counterparts, each of which shall be deemed to be one and the same original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signatures

To evidence the binding effect of the covenants and agreements described above, Sellers, Buyer (by its duly authorized officer) Escrow Agent (by its duly authorized officer) have each caused this Agreement to be executed as of the date first written above.

Buyer:

CANO PETROLEUM, INC.

By:
S. Jeffrey Johnson
Chief Executive Officer

Sellers:

Jerry D. Downey

Karen S. Downey

Escrow Agent:

BancFirst

By:
(Name)
(Title)

ANNEX ‘A”

TO

STOCK PURCHASE AGREEMENT

DESCRIPTION OF WELLS AND LEASEHOLD INTERESTS

Attached

DESCRIPTION OF LEASEHOLD INTERESTS

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bowling 28-1

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI
1.0000000000	0.7325000000					1.0000000000	0.7325000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 24, 1996, but effective January 1, 1996
Filed:	February 1, 1996
Recorded:	Book 496, Page 772
Assignor(s):	Irene Chesser
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215, Book 378, Page 219.

2.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299

3.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

4.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	February 9, 1996, but effective January 1, 1996
Filed:	February 23, 1996
Recorded:	Book 497, Page 173
Assignor(s):	R. L. Maroney and Teresa Maroney
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	February 27, 1996, but effective January 1, 1996
Filed:	March 7, 1996
Recorded:	Book 497, Page 290
Assignor(s):	Vost-Alpine Trading USA Corp.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	June 21, 1996, but effective January 1, 1996
Filed:	June 27, 1996
Recorded:	Book 499, Page 107
Assignor(s):	Steven E. Watkins and Rebecca M. Watkins
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 22, 1996, but effective January 6, 1996
Filed:	September 23, 1996
Recorded:	Book 500, Page 894
Assignor(s):	Michael Turner
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	March 7, 1997, but effective February 1, 1997
Filed:	March 19, 1997
Recorded:	Book 504, Page 496
Assignor(s):	Alan Fishman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	March 25, 1997, but effective February 1, 1997
Filed:	April 2, 1997
Recorded:	Book 504, Page 762
Assignor(s):	Yale Turner
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 25, 1997, but effective July 1, 1997
Filed:	July 29, 1997
Recorded:	Book 507, Page 112
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 2-28 and Bowling No. 3-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

Assignment

Dated:	August 12, 1997
Filed:	August 19, 1997
Recorded:	Book 507, Page 596
Assignor(s):	Choregas, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

2.     Bowling No. 3-28, NE/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma.

Assignment

Dated:	September 9, 1997, but effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

3.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215 and Book 378, Page 319

4.     McCoy No. 1-16, S/2 NE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	October 20, 1997, but effective January 7, 1997
Filed:	October 29, 1997
Recorded:	Book 508, Page 766
Assignor(s):	Circle N Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	August 21, 1998, but effective July 1, 1998
Filed:	August 27, 1998
Recorded:	Book 515, Page 822
Assignor(s):	Robert Margil
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

Assignment

Dated:	September 10, 1998, but effective August 1, 1998
Filed:	September 22, 1998
Recorded:	Book 516, Page 386
Assignor(s):	Robert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	September 8, 1998, but effective August 1, 1998
Filed:	October 5, 1998
Recorded:	Book 516, Page 578
Assignor(s):	Herbert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	July 9, 1999, but effective January 4, 1999
Filed:	August 5, 1999
Recorded:	Book 522, Page 203
Assignor(s):	Allan Tofias
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bowling 28-3 (OIL) & Bowling 28-3 (GAS)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI
(Oil) 1.0000000000	0.7271271000					1.0000000000	0.7271271000
(Gas)	0.7500000000						0. 7500000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 24, 1996, but effective January 1, 1996
Filed:	February 1, 1996
Recorded:	Book 496, Page 772
Assignor(s):	Irene Chesser
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215, Book 378, Page 219.

2.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299

3.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

4.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	February 9, 1996, but effective January 1, 1996
Filed:	February 23, 1996
Recorded:	Book 497, Page 173
Assignor(s):	R. L. Maroney and Teresa Maroney
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	February 27, 1996, but effective January 1, 1996
Filed:	March 7, 1996
Recorded:	Book 497, Page 290
Assignor(s):	Vost-Alpine Trading USA Corp.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	June 21, 1996, but effective January 1, 1996
Filed:	June 27, 1996
Recorded:	Book 499, Page 107
Assignor(s):	Steven E. Watkins and Rebecca M. Watkins
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 22, 1996, but effective January 6, 1996
Filed:	September 23, 1996
Recorded:	Book 500, Page 894
Assignor(s):	Michael Turner
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	March 7, 1997, but effective February 1, 1997
Filed:	March 19, 1997
Recorded:	Book 504, Page 496
Assignor(s):	Alan Fishman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	March 25, 1997, but effective February 1, 1997
Filed:	April 2, 1997
Recorded:	Book 504, Page 762
Assignor(s):	Yale Turner
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 25, 1997, but effective July 1, 1997
Filed:	July 29, 1997
Recorded:	Book 507, Page 112
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 2-28 and Bowling No. 3-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

Assignment

Dated:	August 12, 1997
Filed:	August 19, 1997
Recorded:	Book 507, Page 596
Assignor(s):	Choregas, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

2.     Bowling No. 3-28, NE/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma.

Assignment

Dated:	September 9, 1997, but effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

3.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215 and Book 378, Page 319

4.     McCoy No. 1-16, S/2 NE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	October 20, 1997, but effective January 7, 1997
Filed:	October 29, 1997
Recorded:	Book 508, Page 766
Assignor(s):	Circle N Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	August 21, 1998, but effective July 1, 1998
Filed:	August 27, 1998
Recorded:	Book 515, Page 822
Assignor(s):	Robert Margil
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

Assignment

Dated:	September 10, 1998, but effective August 1, 1998
Filed:	September 22, 1998
Recorded:	Book 516, Page 386
Assignor(s):	Robert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	September 8, 1998, but effective August 1, 1998
Filed:	October 5, 1998
Recorded:	Book 516, Page 578
Assignor(s):	Herbert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	July 9, 1999, but effective January 4, 1999
Filed:	August 5, 1999
Recorded:	Book 522, Page 203
Assignor(s):	Allan Tofias
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bowling 28-4

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI
1.0000000000	0.7375763000					1.0000000000	0.7375763000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 24, 1996, but effective January 1, 1996
Filed:	February 1, 1996
Recorded:	Book 496, Page 772
Assignor(s):	Irene Chesser
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215, Book 378, Page 219.

2.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299

3.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

4.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	February 9, 1996, but effective January 1, 1996
Filed:	February 23, 1996
Recorded:	Book 497, Page 173
Assignor(s):	R. L. Maroney and Teresa Maroney
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	February 27, 1996, but effective January 1, 1996
Filed:	March 7, 1996
Recorded:	Book 497, Page 290
Assignor(s):	Vost-Alpine Trading USA Corp.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	June 21, 1996, but effective January 1, 1996
Filed:	June 27, 1996
Recorded:	Book 499, Page 107
Assignor(s):	Steven E. Watkins and Rebecca M. Watkins
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 22, 1996, but effective January 6, 1996
Filed:	September 23, 1996
Recorded:	Book 500, Page 894
Assignor(s):	Michael Turner
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	March 7, 1997, but effective February 1, 1997
Filed:	March 19, 1997
Recorded:	Book 504, Page 496
Assignor(s):	Alan Fishman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	March 25, 1997, but effective February 1, 1997
Filed:	April 2, 1997
Recorded:	Book 504, Page 762
Assignor(s):	Yale Turner
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

2.     K. Kirk No. 1-28, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	July 25, 1997, but effective July 1, 1997
Filed:	July 29, 1997
Recorded:	Book 507, Page 112
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 2-28 and Bowling No. 3-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

2.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 378, Page 219.

Assignment

Dated:	August 12, 1997
Filed:	August 19, 1997
Recorded:	Book 507, Page 596
Assignor(s):	Choregas, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

2.     Bowling No. 3-28, NE/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma.

Assignment

Dated:	September 9, 1997, but effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

3.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215 and Book 378, Page 319

4.     McCoy No. 1-16, S/2 NE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	October 20, 1997, but effective January 7, 1997
Filed:	October 29, 1997
Recorded:	Book 508, Page 766
Assignor(s):	Circle N Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	August 21, 1998, but effective July 1, 1998
Filed:	August 27, 1998
Recorded:	Book 515, Page 822
Assignor(s):	Robert Margil
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

Assignment

Dated:	September 10, 1998, but effective August 1, 1998
Filed:	September 22, 1998
Recorded:	Book 516, Page 386
Assignor(s):	Robert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	September 8, 1998, but effective August 1, 1998
Filed:	October 5, 1998
Recorded:	Book 516, Page 578
Assignor(s):	Herbert Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254.

Assignment

Dated:	July 9, 1999, but effective January 4, 1999
Filed:	August 5, 1999
Recorded:	Book 522, Page 203
Assignor(s):	Allan Tofias
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk No. 3-28, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 4-28, SW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bowling 34-1

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI
1.0000000000	0.7525000000					1.0000000000	0.7525000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	November 5, 1995, but effective November 1, 1995
Filed:	November 28, 1995
Recorded:	Book 495, Page 568
Assignor(s):	R. L. Maroney and Teresa Maroney
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     McCoy 16-1, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 384, Page 299.

Assignment

Dated:	June 21, 1996, but effective April 1, 1996
Filed:	June 27, 1996
Recorded:	Book 499, Page 107
Assignor(s):	Stephen E. Watkins and Rebecca M. Watkins
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     Bowling 28-1, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

3.     K. Kirk 28-1, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303.

Assignment

Dated:	September 9, 1997, but effective July 1, 1997
Filed:	September 17, 1997
Recorded:	Book 499, Page 107
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     Bowling 28-1, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

3.     K. Kirk 28-1, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303.

4.     McCoy 16-1, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 384, Page 299.

Assignment

Dated:	August 21, 2002, but effective September 1, 2002
Filed:	September 9, 2000
Recorded:	Book 545, Page 111
Assignor(s):	AFG Resources, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     Bowling 28-1, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

3.     K. Kirk 28-1, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303.

4.     McCoy 16-1, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 384, Page 299.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bowling 34-4

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.8043750000					1.0000000000	0.8043750000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	November 20, 1995, but effective November 1, 1995
Filed:	December 1, 1995
Recorded:	Book 495, Page 657

Assignor(s):	Eric Katz
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     Bowling 28-1, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

3.     Bowling 28-2, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

4.     Bowling 28-3, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

Assignment

Dated:	November 28, 1995, but effective November 1, 1995
Filed:	December 1, 1995
Recorded:	Book 495, Page 657
Assignor(s):	Zee E. Howell and M. L. Joan Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

Assignment

Dated:	July 25, 1997, but effective July 1, 1997
Filed:	July 27, 1997
Recorded:	Book 495, Page 657
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling 34-1, NW/4 NE/4 §34-T26N-R5W, Grant County, Oklahoma and Oil and Gas Leases recorded in Book 378, Page 215, Book 378, Page 219.

2.     Bowling 28-1, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

3.     Bowling 28-2, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

4.     Bowling 28-3, NE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bules 1-28

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4549218750	0.3696240625	0.2729531250	0.2217744375			0.7278750000	0.5913985000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2      Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Bules 2-28 (GAS) & (OIL)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

(Gas)
0.4928125000	0.4004101250	0.2956875000	0.2402460750			0.7885000000	0.6406562000

(oil)	0.4004101875		0.2402461125				0.6406563000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County, Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Church 1-21 (GAS) & (OIL)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

(Oil)
0.4243359375	0.3580334375	0.2546015625	0.2148200625			0.6789375000	0.5728536000

(Gas)	0.3580335000		0.2148201000				0.5728535000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County, Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362

Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County, Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

A-10

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  David 1-34

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5631250000	0.4575390625	0.3378750000	0.2745234375			0.9010000000	0.7320625000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

REQUIREMENT:

As stated.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Day 1-25 & (NON-CONSENT)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.8805558000	0.6776114000					0.8805558000	0.6776114000

(Non-Consent)

0.0416665000	0.0333332000					0.0416665000	0.0333332000

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Forrester 1A-17

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9500000000	0.7635625000			0.0500000000	0.0401875000	1.0000000000	0.8037500000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8,  NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850

Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.     5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-

T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8,         NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Fothergill 1-8

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9500000000	0.7528750000			0.0500000000	0.0396250000	1.0000000000	0.7925000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.     5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Hazel 1-20

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4571199000	0.3707383600					0. 4571199000	0. 3707383600

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	November 25, 1994, but August 1, 1994
Filed:	December 11, 1994
Recorded:	Book 488, Page 683
Assignor(s):	Texcan and Venture
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	September 1, 1998
Filed:	January 7, 1999
Recorded:	Book 518, Page 419
Assignor(s):	Continental Resources, Inc
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.     M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

4.     Margaret 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

5.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

6.     Oil and Gas Leases recorded in Book 346, Page 477,  Book 249, Page 122, Book 345, Page 721, Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 322, Page 601

Assignment:

Dated:	March 4, 1999
Filed:	March 9, 1999
Recorded:	Book 519, Page 456
Assignor(s):	John Manley
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to SE/4 §20-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	November 6, 2000, but effective September 1, 2000
Filed:	November 13, 2000
Recorded:	Book 531, Page 119
Assignor(s):	Westar Energy, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 346, Page 477, Book 349, Page 122

Assignment of Overriding Royalty Interest:

Dated:	February 7, 2001
Filed:	February 11, 2001
Recorded:	Book 533, Page 493
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry D. Downey and Karen S. Downey, husband and wife, joint tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	June 26, 2002, but effective June 1, 2002
Filed:	July 17, 2003
Recorded:	Book 547, Page 570
Assignor(s):	Joanna B. Ratliff
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106,

Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book  346, Page 477, Book 349, Page 122

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	April 19, 2004
	Filed:	April 20, 2004
	Recorded:	Book 555, Page 550
	Grantor(s):	DaRay Kimell, Trustee Chairman for the First United Methodist Church of Pond Creek
	Grantee(s):	Western Gas Resources, Inc.
	Description:	Se/4 §20-T25N-R5W containing 1.75 acres
	Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Headliner 1-29

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9500000000	0.8015625000			0.0500000000	0.04218750	1.000000000	0.843750000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.     5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.     5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.     5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.     3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.     Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.     5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.     5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.     4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.     2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Holden 1-27 (OIL) & (GAS)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

(Oil)
0.6703125000	0.5446288750	0.2551875000	0.2073398250			0.9255000000	0.7519687000

(Gas)	0.5446288375		0.2073398625				0.7519687000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 1, 2000
Filed:	December 7, 2000
Recorded:	Book 531, Page 512
Assignor(s):	William D. Kuhn
Assignee(s):	Ladder Energy Company
Interest Assigned:

All of Assignor’s right, title and interest in and to the Holden No. 1-27 Well located in SE/4 SW/4 §27-T26N-R5W and Oil and Gas Leases recorded in Book 374, Page 805, Book 374, Page 925, Book 375, Page 18.

Assignment:

Dated:	December 4, 2000
Filed:	December 13, 2000
Recorded:	Book 31, Page 626
Assignor(s):	Robert L. Kuhn
Assignee(s):	Ladder Energy Company
Interest Assigned:

All of Assignor’s right, title and interest in and to the Holden No. 1-27 Well located in SE/4 SW/4 §27-T26N-R5W and Oil and Gas Leases recorded in Book 374, Page 805, Book 374, Page 925, Book 375, Page 18.

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	March 1, 2001
	Filed:	March 9, 2001
	Recorded:	Book 533, Page 485
	Grantor(s):	David Kirk
	Grantee(s):	Grant County, Oklahoma
	Description:	Strip of land lying in SW/4 §27-T26N-R5W containing 1.75 acres
	Type:	Public highway

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Holden 2-27

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5631250000	0.4575390625	0.3378750000	0.2745234375			0.9010000000	0.7320625000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 1, 2000
Filed:	December 7, 2000
Recorded:	Book 531, Page 512
Assignor(s):	William D. Kuhn
Assignee(s):	Ladder Energy Company
Interest Assigned:

All of Assignor’s right, title and interest in and to the Holden No. 1-27 Well located in SE/4 SW/4 §27-T26N-R5W and Oil and Gas Leases recorded in Book 374, Page 805, Book 374, Page 925, Book 375, Page 18.

Assignment:

Dated:	December 4, 2000
Filed:	December 13, 2000
Recorded:	Book 31, Page 626
Assignor(s):	Robert L. Kuhn
Assignee(s):	Ladder Energy Company
Interest Assigned:

All of Assignor’s right, title and interest in and to the Holden No. 1-27 Well located in SE/4 SW/4 §27-T26N-R5W and Oil and Gas Leases recorded in Book 374, Page 805, Book 374, Page 925, Book 375, Page 18.

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	March 1, 2001
	Filed:	March 9, 2001
	Recorded:	Book 533, Page 485

Grantor(s):	David Kirk
Grantee(s):	Grant County, Oklahoma
Description:	Strip of land lying in SW/4 §27-T26N-R5W containing 1.75 acres
Type:	Public highway

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  K. Kirk 28-1

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.7325000000					1.0000000000	0.7325000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	July 1, 1997
Filed:	August 18, 1997
Recorded:	Book 507, Page 464
Assignor(s):	Jon Finley
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303.

Assignment

Dated:	August 12, 1997
Filed:	August 19, 1997
Recorded:	Book 507, Page 596
Assignor(s):	Choregas, Inc.
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, NW/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

2.     Bowling No. 3-28, NE/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma,

3.     McCoy No. 1-16, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma.

Assignment

Dated:	September 9, 1997, but effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 363, Page 303

2.     Bowling No. 1-28, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 341, Page 254

3.     Bowling No. 1-34, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 378, Page 215 and Book 378, Page 319

4.     McCoy No. 1-16, S/2 NE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 384, Page 299.

Assignment

Dated:	February 28, 1998, but effective February 1, 1999
Filed:	March 5, 1999
Recorded:	Book 519, Page 388
Assignor(s):	Great Southwestern Crude
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the K. Kirk No. 1-28, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded at Book 363, Page 303.

ENCUMBRANCES

Right-of-Way:

Dated:	March 1, 2001
Filed:	March 9, 2001
Recorded:	Book 533, Page 487
Grantor:	Karold K. Kirk, a widower
Grantee:	Grant County, Oklahoma
Description:	A strip lying in the SE/4 §28-T26N-R5W, more particularly described therein and containing 1.75 acres, more or less
Type:	Public highway

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirk 1A-26

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.8750000000	0.7109375000					0.8750000000	0.7109375000

ASSIGNMENT OF OIL AND GAS LEASES

Oil and Gas Lease No. 1

Dated:	February 20, 1997
Filed:	March 6, 1997
Recorded:	Book 504, Page 230
Lessor(s):	James Thomas Kirk
Lessee(s):	Ladder Energy Company
Description:	E/2 NW/4 §26-T26N-R5W
Term:	Twelve (12) months from date
Royalty:	3/16
Interest Covered:
Delay Rentals:	Paid-up lease
Depository:	None

Shut-in:	Yes
Entireties:	No
Unitization:	Yes; 40 acres oil, 640 acres gas
Special Provisions;	None

Oil and Gas Lease No. 2

Dated:	February 20, 1997
Filed:	March 21, 1997
Recorded:	Book 504, Page 560
Lessor(s):	Paul Maurie Koch
Lessee(s):	Ladder Energy Company
Description:	E/2 NW/4 §26-T26N-R5W
Term:	Twelve (12) months from date
Royalty:	3/16
Interest Covered:
Delay Rentals:	Paid-up lease
Depository:	None
Shut-in:	Yes
Entireties:	No
Unitization:	Yes; 40 acres oil, 640 acres gas
Special Provisions;	None

Oil and Gas Lease No. 3

Dated:	February 20, 1997
Filed:	March 21, 1997
Recorded:	Book 504, Page 564
Lessor(s):	Kirk Land Limited Partnership
Lessee(s):	Ladder Energy Company
Description:	E/2 NW/4 §26-T26N-R5W
Term:	Twelve (12) months from date
Royalty:	3/16
Interest Covered:
Delay Rentals:	Paid-up lease
Depository:	None
Shut-in:	Yes
Entireties:	No
Unitization:	Yes; 40 acres oil, 640 acres gas
Special Provisions;	None

Oil and Gas Lease No. 4

Dated:	February 20, 1997
Filed:	March 21, 1997
Recorded:	Book 504, Page 568
Lessor(s):	Sara Louise Ross
Lessee(s):	Ladder Energy Company
Description:	E/2 NW/4 §26-T26N-R5W
Term:	Twelve (12) months from date
Royalty:	3/16
Interest Covered:
Delay Rentals:	Paid-up lease
Depository:	None
Shut-in:	Yes
Entireties:	No
Unitization:	Yes; 40 acres oil, 640 acres gas
Special Provisions;	None

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

Lis Pendens:

Appearing at Book 506, Page 114, is a Lis Pendens dated June 3, 1997, in a case styled Ladder Energy Company v. Intrust Bank, N.A., WMA Corporation, Oklahoma Oil & Gas Exploration Drilling Program 1985-A, Carl Humphries, Inc., Case No. CJ-97-30, District Court, wherein Ladder Energy Company is seeking to cancel certain Oil and Gas Leases covering the E/2 NW/4 §26-T26N-R5W.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirk 2-27

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5631250000	0.4575390625	0.3378750000	0.2745234375			0.9010000000	0.7320625000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirk 2B-27 (OIL) & (GAS)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

(Oil) 0.5140625000	0.4176757500	0.3084375000	0.2506054500			0.8225000000	0.6682813000

(Gas)	0.4176758125	0.2506054875					0.6682812000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirk 3-26

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4253125000	0.3455663750	0.2551875000	0.2073398250			0.6805000000	0.5529062000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.      Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirk 28-3

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.7500000000					1.0000000000	0.7500000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	March 7, 1997, but February 1, 1997
Filed:	March 19, 1997
Recorded:	Book 504, Page 496

Assignor(s):	Alan Fishman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk 28-3, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303

2.     Bowling 28-4, SW/4 NE/4 §28-T25N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254

Assignment:

Dated:	July 22, 1997, but July 1, 1997
Filed:	July 29, 1997
Recorded:	Book 504, Page 496
Assignor(s):	Alan Fishman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk 28-3, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303

Assignment:

Dated:	September 9, 1997, effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.     Bowling No. 28-1, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 341, Page 254

2.     McCoy No. 16-1, S/2 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 384, Page 299

3.     Bowling No. 34-1, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 378, Page 215

4.     K. Kirk No. 28-1, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 363, Page 303

Assignment:

Dated:	August 21, 1998, but July 1, 1998
Filed:	August 27, 1998
Recorded:	Book 515, Page 822
Assignor(s):	Robert Margil
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk 28-3, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303

2.     Bowling 28-4, NE/4 §28-T25N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254

Assignment:

Dated:	July 9, 1999, but January 4, 1999
Filed:	August 5, 1999
Recorded:	Book 522, Page 203
Assignor(s):	Allan Tofias
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Kirk 28-3, NE/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 363, Page 303

2.     Bowling 28-4, NE/4 §28-T25N-R5W, Grant County, Oklahoma and Oil and Gas Lease recorded in Book 341, Page 254

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	March 1, 2001
	Filed:	March 9, 2001
	Recorded:	Book 533, Page 487

Grantor(s):	Karold K. Kirk , a widower
Grantee(s):	Grant County, Oklahoma
Description:	Strip of land lying in SE/4 §28-T26N-R5W, more particularly described therein and containing 1.75 acres, more or less
Type:	Public highway

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kubik, Jack 1-21

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.3817187500	0.3220751500	0.1915312500	0.1616044500			0.5732500000	0.4836796000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	January 26, 2000
Filed:	February 15, 2000
Recorded:	Book 526, Page 591

Assignor(s):	JMC Family Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Overton 1-29, NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 344, Page 326, Book 359, Page 588, Book 359, Page 590,  Book 359, Page 529, Book 360, Page 371, Book 361, Page 307.

2.     Jack Kubik 1-21, NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 367, Page 349 and Book 367, Page 912.

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Lamb 1-35

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5631250000	0.4927343750	0.3378150000	0.2956406250			0.9010000000	0.7883750000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162

Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492

Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Lamb 2-35

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5631250000	0.4927343750	0.3378150000	0.2956406250			0.9010000000	0.7883750000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Lawless 1-20

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4571199000	0.3707383600					0.4571199000	0.3707383600

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	November 25, 1994, but August 1, 1994
Filed:	December 11, 1994
Recorded:	Book 488, Page 683
Assignor(s):	Texcan and Venture
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	September 1, 1998
Filed:	January 7, 1999
Recorded:	Book 518, Page 419
Assignor(s):	Continental Resources, Inc
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.     M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

4.     Margaret 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

5.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

6.     Oil and Gas Leases recorded in Book 346, Page 477,  Book 249, Page 122, Book 345, Page 721, Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 322, Page 601

Assignment:

Dated:	March 4, 1999
Filed:	March 9, 1999
Recorded:	Book 519, Page 456
Assignor(s):	John Manley
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to SE/4 §20-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	November 6, 2000, but effective September 1, 2000
Filed:	November 13, 2000
Recorded:	Book 531, Page 119
Assignor(s):	Westar Energy, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 346, Page 477, Book 349, Page 122

Assignment of Overriding Royalty Interest:

Dated:	February 7, 2001
Filed:	February 11, 2001
Recorded:	Book 533, Page 493
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry D. Downey and Karen S. Downey, husband and wife, joint tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	June 26, 2002, but effective June 1, 2002
Filed:	July 17, 2003
Recorded:	Book 547, Page 570
Assignor(s):	Joanna B. Ratliff
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.     Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.     Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 346, Page 477, Book 349, Page 122

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	April 19, 2004
	Filed:	April 20, 2004
	Recorded:	Book 555, Page 550
	Grantor(s):	DaRay Kimell, Trustee Chairman for the First United Methodist Church of Pond Creek
	Grantee(s):	Western Gas Resources, Inc.
	Description:	SE/4 §20-T25N-R5W
	Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  LeForce 1-22

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4165234375	0.3321875000	0.2499140625	0.1999312500			0.6664375000	0.5331500000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28. Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.   Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.   Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.   Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.   Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.   Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.     Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.     Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.     Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.     David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.     Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.     Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.     Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.     Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.     Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.   Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.   Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.   Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.   Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.   LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.   McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.   McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.   McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.   McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.   Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.   Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.   Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.   Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  M.A.S. 1-29

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.7500000000					1.0000000000	0.7500000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	September 1, 1998
Filed:	January 7, 1999
Recorded:	Book 518, Page 419
Assignor(s):	Continental Resources, Inc
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.               M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

4.               Margaret 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

5.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

6.               Oil and Gas Leases recorded in Book 346, Page 477,  Book 249, Page 122, Book 345, Page 721, Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 322, Page 601

ENCUMBRANCES

UNRELEASED MORTGAGES:

Dated:	May 13, 1998
Filed:	May 13, 1998
Recorded:	Book 513, Page 832
Mortgagor:	Continental Resources, Inc.
Mortgagee:	BankONE, Oklahoma, N.A.
Description:	M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma, among others

Indebtedness:	$175,000,000.00
Due:	None stated
Examiner’s Note:	This Mortgage was assigned to MidFirst Bank, by instrument dated April 19, 2000, recorded in Book 527, Page 723 and remains unreleased of record.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Margaret 1-29

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.7500000000					1.0000000000	0.7500000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	September 1, 1998
Filed:	January 7, 1999
Recorded:	Book 518, Page 419
Assignor(s):	Continental Resources, Inc
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant                County, Oklahoma

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant                      County, Oklahoma

3.               M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

4.               Margaret 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

5.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

6.               Oil and Gas Leases recorded in Book 346, Page 477,  Book 249, Page 122, Book 345, Page 721, Book 106, Page 112,

Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 322, Page 601

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Mary Smith 1-29

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.8927500000	0.7106002000			0.0372500000	0.0296498000	0.9300000000	0.7402500000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.               5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  McCoy 16-1

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

1.0000000000	0.7664264000					1.0000000000	0.7664264000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	August 12, 1997
Filed:	August 28, 1997
Recorded:	Book 507, Page 596
Assignor(s):	Choregas, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bowling No. 28-3, NE/4 NE/4 §28-T26N-R5W, Grant County, Oklahoma

2.               McCoy No. 16-1, SE/4 SE/4 §16-T26N-R5W, Grant County, Oklahoma

3.               K. Kirk No. 28-1, NW/4 SE/4 §28-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	September 9, 1997, effective January 7, 1997
Filed:	September 17, 1997
Recorded:	Book 508, Page 24
Assignor(s):	Doug Howell and Doris Howell
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.               Bowling No. 28-1, NE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 341, Page 254

2.               McCoy No. 16-1, S/2 SE/4 §16-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 384, Page 299

3.               Bowling No. 34-1, N/2 NE/4 §34-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 378, Page 215

4.               K. Kirk No. 28-1, SE/4 §28-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 363, Page 303

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  McKee 27-1

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.7562500000	0.5992187500	0.2437500000	0.1889062500			1.0000000000	0.7881250000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 497
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	A working interest of 65.000% with an associated net revenue of 50.3750% the wells and leasehold set forth below:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment of Overriding Royalty Interests:

Dated:	October 26, 2000, but effective June 1, 2000
Filed:	October 30, 2000
Recorded:	Book 530, Page 802
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry Downey and Karen Downey, husband and wife, joint tenants
Interest Assigned:	All of Assignor’s Overriding Royalty Interest in and to:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201

Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	March 3 2000
	Filed:	March 3, 2000
	Recorded:	Book 526, Page 820
	Grantor(s):	Lester L. McKee and J. Shirlene McKee, Trustees of the Lester L. McKee Trust and Lester L. McKee and J. Shirlene McKee, Trustees of the J. Shirlene McKee Trust
	Grantee(s):	R & C Water Authority
	Description:	Ten foot strip of land on a line 38 feet East of the West line of NW/4 §27-T26N-R5W
	Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  McKee 27-2

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.7562500000	0.5992187500	0.2437500000	0.1889062500			1.0000000000	0.7881250000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 497
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	A working interest of 65.000% with an associated net revenue of 50.3750% the wells and leasehold set forth below:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment of Overriding Royalty Interests:

Dated:	October 26, 2000, but effective June 1, 2000
Filed:	October 30, 2000
Recorded:	Book 530, Page 802
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry Downey and Karen Downey, Husband and Wife, Joint Tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

1.	Dated:	March 3 2000
	Filed:	March 3, 200
	Recorded:	Book 526, Page 820
	Grantor(s):	Lester L. McKee and J. Shirlene McKee, Trustees of the Lester L. McKee Trust and Lester L. McKee and J. Shirlene McKee, Trustees of the J. Shirlene McKee Trust
	Grantee(s):	R & C Water Authority
	Description:	Ten foot strip of land on a line 38 feet East of the West line of NW/4 §27-T26N-R5W
	Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  McKee 27-3

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.7562500000	0.5992187500	0.2437500000	0.1889062500			1.0000000000	0.7881250000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 497
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	A working interest of 65.000% with an associated net revenue of 50.3750% the wells and leasehold set forth below:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment of Overriding Royalty Interests:

Dated:	October 26, 2000, but effective June 1, 2000
Filed:	October 30, 2000
Recorded:	Book 530, Page 802
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry Downey and Karen Downey, Husband and Wife, Joint Tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201

Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

Dated:	March 3 2000
Filed:	March 3, 200
Recorded:	Book 526, Page 820
Grantor(s):	Lester L. McKee and J. Shirlene McKee, Trustees of the Lester L. McKee Trust and Lester L. McKee and J. Shirlene McKee, Trustees of the J. Shirlene McKee Trust
Grantee(s):	R & C Water Authority
Description:	Ten foot strip of land on a line 38 feet East of the West line of NW/4 §27-T26N-R5W
Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  McKee 27-4

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.7562500000	0.5992187500	0.2437500000	0.1889062500			1.0000000000	0.7881250000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 497
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	An working interest of 65.000% with an associated net revenue of 50.3750% the wells and leasehold set forth below:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment of Overriding Royalty Interests:

Dated:	October 26, 2000, but effective June 1, 2000
Filed:	October 30, 2000
Recorded:	Book 530, Page 802
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry Downey and Karen Downey, Husband and Wife, Joint Tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to:

1.               McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

2.               McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

3.               McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

4.               McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201

Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

ENCUMBRANCES

RIGHT-OF-WAYS:

Dated:	March 3 2000
Filed:	March 3, 200
Recorded:	Book 526, Page 820
Grantor(s):	Lester L. McKee and J. Shirlene McKee, Trustees of the Lester L. McKee Trust and Lester L. McKee and J. Shirlene McKee, Trustees of the J. Shirlene McKee Trust
Grantee(s):	R & C Water Authority
Description:	Ten foot strip of land on a line 38 feet East of the West line of NW/4 §27-T26N-R5W
Type:	Pipeline

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Overton 1-29 (OIL) & (GAS)

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

(Oil) 0.3424609375	0.2803898875	0.1304765625	0.1068277125			0.4729375000	0.3872174000
(Gas)	0.2803897625		0.1068276375				0.3872176000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	January 26, 2000
Filed:	February 25, 2000
Recorded:	Book 526, Page 591
Assignor(s):	JMC Family Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Overton 1-29, NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 344, Page 326, Book 359, Page 588, Book 359, Page 590,  Book 359, Page 592, Book 360, Page 371, Book 361, Page 307.

2.               Jack Kubik 1-21, NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 367, Page 349, Book 367, Page 912.

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Prewitt 1-28

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.4253125000	0.3370601250	0.2551875000	0.2022360750			0.6805000000	0.5392962000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	November 10, 2000
Filed:	November 27, 2000
Recorded:	Book 531, Page 333

Assignor(s):	Michael Allen
Assignee(s):	Jerry D. Downey and Karen S. Downey, husband and wife
Interest Assigned:	All of Assignor’s undivided right, title and interest in and to the oil, gas and other minerals underlying the SW/4 §28-T26N-R5W.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Reynolds 1-19

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSO N WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.6604682000	0.5316075600					0.6604682000	0.5316075600

ASSIGNMENT OF OIL AND GAS LEASES

Assignment:

Dated:	July 18, 1994, but effective May 1, 1994
Filed:	July 27, 1994
Recorded:	Book 485, Page 927
Assignor(s):	Rick International, Ltd.
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All of Assignor’s right, title and interest in and to Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	July 18, 1994, but effective May 1, 1994
Filed:	July 27, 1994
Recorded:	Book 485, Page 928
Assignor(s):	Eriador Drilling Partners
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All of Assignor’s right, title and interest in and to Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	July 18, 1994, but effective May 1, 1994
Filed:	July 27, 1994
Recorded:	Book 485, Page 929
Assignor(s):	JECO Ltd. 1981
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All of Assignor’s right, title and interest in and to Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	June 30, 1994, but effective May 1, 1994
Filed:	July 27, 1994
Recorded:	Book 485, Page 930
Assignor(s):	Tom Kite, Jr.
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All of Assignor’s right, title and interest in and to NE/4 §19-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 346, Page 477 and Book 349, Page 122

Assignment:

Dated:	July 18, 1994, but effective May 1, 1994
Filed:	October 1, 1994
Recorded:	Book 487, Page 620
Assignor(s):	E. E. Goings
Assignee(s):	Continental Resources, Inc.
Interest Assigned:	All of Assignor’s right, title and interest in and to Reynolds 1-19 NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	September 1, 1998
Filed:	January 7, 1999
Recorded:	Book 518, Page 419
Assignor(s):	Continental Resources, Inc
Assignee(s):	Ladder Energy Company
Interest Assigned:	All right, title and interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.               M.A.S. 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

4.               Margaret 1-29, NE/4 §29-T25N-R5W, Grant County, Oklahoma

5.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

6.               Oil and Gas Leases recorded in Book 346, Page 477, Book 249, Page 122, Book 345, Page 721, Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 322, Page 601

Assignment:

Dated:	November 6, 2000, but effective September 1, 2000
Filed:	November 13, 2000
Recorded:	Book 531, Page 119
Assignor(s):	Westar Energy, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 346, Page 477, Book 349, Page 122

Assignment of Overriding Royalty Interest:

Dated:	February 7, 2001
Filed:	February 11, 2001
Recorded:	Book 533, Page 493
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry D. Downey and Karen S. Downey, husband and wife, joint tenants

Interest Assigned:	All of Assignor’s overriding royalty interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma

3.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma

Assignment:

Dated:	June 26, 2002, but effective June 1, 2002
Filed:	July 17, 2003
Recorded:	Book 547, Page 570
Assignor(s):	Joanna B. Ratliff
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Lawless 1-20, SE/4 SE/4 §20-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

2.               Hazel 1-20, NW/4 SE/4 §20-T25N-R5W, Grant          County, Oklahoma and Oil and Gas Leases Recorded in Book 106, Page 112, Book 333, Page 240, Book 342, Page 923, Book, 342, Page 925, Book 345, Page 721

3.               Reynolds 1-19, NE/4 §19-T25N-R5W, Grant County, Oklahoma and Oil and Gas Leases Recorded in Book 346, Page 477, Book 349, Page 122

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Sally Annette 1-28

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSO N WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9700000000	0.7597660000			0.0300000000	0.0234979000	1.0000000000	0.7832639000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	September 10, 1999, but effective August 1, 1999
Filed:	September 21, 1999
Recorded:	Book 523, Page 318
Assignor(s):	Lance Ruffel Oil & Gas Corporation
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	September 23, 1999, but effective August 1, 1999
Filed:	September 24, 1999
Recorded:	Book 523, Page 363
Assignor(s):	Ladder Energy Company
Assignee(s):	Wolllison Services, L.L.C.
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               A 3.0% working interest and a 2.34979% net revenue interest in and to the Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	September 23, 1999, but effective August 1, 1999
Filed:	September 27, 1999
Recorded:	Book 523, Page 389
Assignor(s):	Allan M. Effron, M. D.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	September 26, 1999, but effective August 1, 1999
Filed:	September 30, 1999
Recorded:	Book 523, Page 477
Assignor(s):	Brent Baker Oil & Gas, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	September 27, 1999, but effective August 1, 1999
Filed:	October 4, 1999
Recorded:	Book 523, Page 580
Assignor(s):	Oilisaone, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 4, 1999, but effective August 1, 1999
Filed:	October 4, 1999
Recorded:	Book 523, Page 671
Assignor(s):	Cyros Corporation
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 6, 1999, but effective August 1, 1999
Filed:	October 12, 1999
Recorded:	Book 523, Page 733
Assignor(s):	Mary G. Ruffel
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 5, 1999, but effective August 1, 1999
Filed:	October 12, 1999
Recorded:	Book 523, Page 737
Assignor(s):	Gary W. Buffum
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 1, 1999, but effective August 1, 1999
Filed:	October 12, 1999
Recorded:	Book 523, Page 740
Assignor(s):	GS2 Development
Assignee(s):	Ladder Energy Company

Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 11, 1999, but effective August 1, 1999
Filed:	October 19, 1999
Recorded:	Book 524, Page 65
Assignor(s):	Wallace Jordan, L.L.C.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 11, 1999, but effective August 1, 1999
Filed:	October 19, 1999
Recorded:	Book 524, Page 68
Assignor(s):	Allan Ruffel
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	September 22, 1999, but effective August 1, 1999
Filed:	October 25, 1999
Recorded:	Book 524, Page 163

Assignor(s):	Cenco Petroleum Ltd.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	October 20, 1999, but effective August 1, 1999
Filed:	October 27, 1999
Recorded:	Book 524, Page 227
Assignor(s):	Delta Development I
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	November 9, 1998, but effective January 8, 1998
Filed:	November 23, 1999
Recorded:	Book 525, Page 7
Assignor(s):	Wayne Swift and Mark Monkman
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignors’ right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	December 15, 1999, but effective August 1, 1999
Filed:	December 9, 1999
Recorded:	Book 525, Page 558
Assignor(s):	LBCA Investments, Inc.
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment

Dated:	April 13, 2000, but effective August 1, 1999
Filed:	April 25, 2000
Recorded:	Book 527, Page 514
Assignor(s):	Keith Sackett
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

Assignment of Overriding Royalty Interest

Dated:	April 19, 2000, but effective August 1, 1999
Filed:	May 1, 2000
Recorded:	Book 527, Page 580
Assignor(s):	Ladder Energy Company
Assignee(s):	Jerry Downey and Karen Downey, husband and wife, joint tenants
Interest Assigned:	All of Assignor’s overriding royalty interest in and to the wells and leasehold set forth below:

1.               Sally Annette No. 1-28, SW/4 §28-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded at Book 456, Page 544, Book 457, Page 232, Book 470, Page 862, Book 470, Page 860, Book 470, Page 858.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Snowshoe 1-29

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSO N WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9500000000	0.7718750000			0.0500000000	0.0406250000	1.0000000000	0.8125000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.               5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Sprague 1-27

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5533593750	0.4668969375	0.3320156250	0.2801381625			0.885375000	0.7470351000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Sprague 2-27

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.5533593750	0.4668969375	0.3320156250	0.2801381625			0.885375000	0.7470351000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	April 14, 1998, but effective January 1, 1998
Filed:	July 20, 1998
Recorded:	Book 515, Page 162
Assignor(s):	Westar Gas Marketing Company, Inc.
Assignee(s):	ONEOK Resources Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 W/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 S/2 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 E/2 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 E/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 W/2 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.             Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 E/2 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.       Kirk No. 2-27 E/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 W/2 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 W/2 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 W/2 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 N/2 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 SE/4 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 SE/4 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SE/4 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 N/2 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 W/2 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 E/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 W/2 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment

Dated:	April 28, 1999, effective September 1, 1998
Filed:	April 29, 1999
Recorded:	Book 520, Page 362
Assignor(s):	ONEOK Resources Company
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.             Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.               Kirk No. 1A-26 SE/4 NW/4 §26-T26N-R5W, Grant County, Oklahoma

10.       Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

12.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

14.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

15.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

18.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

19.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

20.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

21.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

22.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

23.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

24.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

25.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

26.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

27.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

28.         Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	April 28, 1999, but effective March 1, 1999
Filed:	May 7, 1999
Recorded:	Book 520, Page 492
Assignor(s):	Ladder Energy Company
Assignee(s):	James L. Thompson Trust dated January 29, 1991 and Robert Fulton, Jr. Living Trust
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Athey No. 1-22, SE/4 SE/4 §22-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

4.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

5.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

8.             Holden No. 3-27 NE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

9.             Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

10.         Kirk No. 2A-27 NW/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

11.         Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

12.         Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

13.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

14.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

15.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

16.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

17.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

18.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

19.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

20.         Schuermann No. 1-14 SE/4 SW/4 §14-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

23.       Sprague 3-27 SW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

Assignment:

Dated:	December 30, 2002, but effective January 1, 2003
Filed:	February 20, 2003
Recorded:	Book 548, Page 201
Assignor(s):	Robert Fulton, Jr., Trustee Robert Fulton, Jr. Living Trust
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Bules No. 1-28 NW/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

2.               Bules No. 2-28 SE/4 NW/4 §28-T26N-R5W, Grant County, Oklahoma

3.               Church No. 1-21 SE/4 SE/4 §21-T26N-R5W, Grant County, Oklahoma

4.               David No. 1-34 SE/4 NW/4 §34-T26N-R5W, Grant County, Oklahoma

5.               Holden No. 1-27 SE/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

6.               Holden No. 2-27 NW/4 SW/4 §27-T26N-R5W, Grant County, Oklahoma

7.             Kirk No. 2-27 SE/4 NE/4 §27-T26N-R5W, Grant County, Oklahoma

8.               Kirk No. 2B-27 SW/4 NE/4 §27-T26N-R5W, Grant County Oklahoma

9.               Kirk No. 3-26 NW/4 SW/4 §26-T26N-R5W, Grant County Oklahoma

10.         Kirk No. 1-23 SWD NW/4 SW/4 §23-T26N-R5W, Grant County, Oklahoma

11.         Kubik, Jack No. 1-21 NW/4 SW/4 §21-T26N-R5W, Grant County, Oklahoma

12.         Lamb No. 1-35 NW/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

13.         Lamb No. 2-35 SE/4 NW/4 §35-T26N-R5W, Grant County, Oklahoma

14.         LeForce No. 1-22 SE/4 SW/4 §22-T26N-R5W, Grant County, Oklahoma

15.         McKee No. 1-27 SE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

16.         McKee No. 2-27 NW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

17.         McKee No. 3-27 NE/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

18.         McKee No. 4-27 SW/4 NW/4 §27-T26N-R5W, Grant County, Oklahoma

19.         Overton No. 1-29 NW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma

20.         Prewitt No. 1-28 NW/4 SW/4 §28-T26N-R5W, Grant County, Oklahoma

21.         Sprague No. 1-27 SE/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

22.         Sprague No. 2-27 NW/4 SE/4 §27-T26N-R5W, Grant County, Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Vivian 1-21

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.9025000000	0.7220000000			0.0475000000	0.0380000000	0.9500000000	0.7600000000

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.

Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.               5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Wilkens 1-16

LEC/TRIFLOW WI	LEC/TRIFLOW NRI	THOMPSON WI	THOMPSON NRI	WOLLISON WI	WOLLISON NRI	TOTAL WI	TOTAL NRI

0.7515625000	0.6106445313			0.0296875000	0.0241210937	0.7812500000	0.6347656250

ASSIGNMENT OF OIL AND GAS LEASES

Assignment

Dated:	January 14, 1999
Filed:	February 2, 1999
Recorded:	Book 518, Page 846
Assignor(s):	Darco Limited Partnership
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 14, 1999
Filed:	February 4, 1999
Recorded:	Book 518, Page 850
Assignor(s):	Dan Darling
Assignee(s):	Ladder Energy Company
Interest Assigned:	All of Assignor’s right, title and interest in and to the wells and leasehold set forth below:

1.               Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD, NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

Assignment

Dated:	January 27, 1999
Filed:	February 16, 1999
Recorded:	Book 519, Page 128
Assignor(s):	Ladder Energy Company
Assignee(s):	Wollison Services, L.L.C.
Interest Assigned:	The rights, title and interests in and to the wells and leasehold as specified below:

1.               5.000000% working interest and 4.018750% net revenue interest, in and to the Forrester 1A-17, SE/4 SW/4 NE/4 §17-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 383, Page 673, Book 383, Page, 674, Book 383, Page, 676.

2.               5.000000% working interest and 3962500% net revenue interest, in and to the Fothergill 1-8, SE/4 SW/4 SE/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 332, Page 853, Book 353, Page, 579.

3.               5.000000% working interest and 4.218750% net revenue interest, in and to the Headliner 1-29, NW/4 NW/4 SE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 354, Page 645.

4.               3.725000% working interest and 2.964980% net revenue interest, in and to the Mary Smith 1-29, SW/4 NE/4 §29-T26N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 320, Page 197.

5.               Lottie 1-16 SWD: Approved as a salt water disposal well by Oklahoma Corporation Commission Order No. 244087. 5.000000% working interest, in and to the aforementioned well located in the NE/4 SE/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 400, Page 91.

6.               5.000000% working interest and 4.062500% net revenue interest, in and to the Snowshoe 1-29, NE/4 NW/4 SW/4 §29-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 354, Page 648, Book 354, Page 651.

7.               5.000000% working interest and 3.725000% net revenue interest, in and to the Ted 1-8, NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

8.               4.750000% working interest and 3.800000% net revenue interest, in and to the Vivian 1-21, W/2 NW/4 NE/4 NW/4 §8-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Lease recorded in Book 317, Page 550.

9.               2.968750% working interest and 2.412109374% net revenue interest, in and to the Wilkens 1-16, SW/4 SW/4 NW/4 §16-T25N-R5W, Grant County, Oklahoma, and Oil and Gas Leases recorded in Book 352, Page 22, Book 352, Page 20.

WORKING INTEREST AND REVENUE INTEREST

WELL NAME:  Marshall 1-21

1.                                       Assignment dated May 29, 2001, but effective January 1, 2001 recorded in Book 536, Page 279, from Bramlett Corporation to Tri-Flow, Inc. (0.005) and Ladder Energy Company (0.005) conveying a 0.001 interest in Oil and Gas Lease recorded in Book 315, Page 167 in so far as said Oil and Gas Lease covers the wellbore of the Marshall 1-21 located in the center of W/2 NE/4 NW/4 §21-T25N-R5W.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Hays 36-2

1.                                       Assignment dated June 15, 2001, but effective January 1, 2001 recorded in Book 536, Page 282, from Clay A. Muegge to Tri-Flow, Inc. and Ladder Energy Company conveying a 0.1% working interest and a 0.075% net revenue interest in and to the following wells:

a.                                       Hays 36-2, NW/4 §36-T26N-R5W, Grant County Oklahoma

b.                                      Kirby 36-1, SE/4 §36-T26N-R5W, Grant County Oklahoma

c.                                       Kirby Farms 1-36, NE/4 §36-T26N-R5W, Grant County Oklahoma

d.                                      Green 1-8, SW/4 §8-T25N-R5W, Grant County Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirby 36-1

1.                                       Assignment dated June 15, 2001, but effective January 1, 2001 recorded in Book 536, Page 282, from Clay A. Muegge to Tri-Flow, Inc. and Ladder Energy Company conveying a 0.1% working interest and a 0.075% net revenue interest in and to the following wells:

a.                                       Hays 36-2, NW/4 §36-T26N-R5W, Grant County Oklahoma

b.                                      Kirby 36-1, SE/4 §36-T26N-R5W, Grant County Oklahoma

c.                                       Kirby Farms 1-36, NE/4 §36-T26N-R5W, Grant County Oklahoma

d.                                      Green 1-8, SW/4 §8-T25N-R5W, Grant County Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Kirby Farms 1-36

1.                                       Assignment dated June 15, 2001, but effective January 1, 2001 recorded in Book 536, Page 282, from Clay A. Muegge to Tri-Flow, Inc. and Ladder Energy Company conveying a 0.1% working interest and a 0.075% net revenue interest in and to the following wells:

a.                                       Hays 36-2, NW/4 §36-T26N-R5W, Grant County Oklahoma

b.                                      Kirby 36-1, SE/4 §36-T26N-R5W, Grant County Oklahoma

c.                                       Kirby Farms 1-36, NE/4 §36-T26N-R5W, Grant County Oklahoma

d.                                      Green 1-8, SW/4 §8-T25N-R5W, Grant County Oklahoma.

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Peier 1-28

1.                                       Assignment dated June 15, 2001, but effective January 1, 2001 recorded in Book 536, Page 281, from Yale Oil Association, Inc. to Tri-Flow, Inc. and Ladder Energy Company conveying a 0.1% working interest and a 0.075% net revenue interest in and to the Peier 1-28, NW/4 §28-T25N-R5W, Grant County Oklahoma

WORKING INTEREST AND NET REVENUE INTEREST

WELL NAME:  Green 1-8

1.                                       Assignment dated June 15, 2001, but effective January 1, 2001 recorded in Book 536, Page 282, from Clay A. Muegge to Tri-Flow, Inc. and Ladder Energy Company conveying a 0.1% working interest and a 0.075% net revenue interest in and to the following wells:

a.                                       Hays 36-2, NW/4 §36-T26N-R5W, Grant County Oklahoma

b.                                      Kirby 36-1, SE/4 §36-T26N-R5W, Grant County Oklahoma

c.                                       Kirby Farms 1-36, NE/4 §36-T26N-R5W, Grant County Oklahoma

d.                                      Green 1-8, SW/4 §8-T25N-R5W, Grant County Oklahoma.

WELL NAME: Brown 28-1 SWD

WI:  1.0000000

NRI:   1.00000000

Well Location:  SW NE 23-T26N-R5W, Grant County, OK – Various Assignments

WELL NAME: Ediger 1-12

WI:  0.30000000

NRI:  1.00000000

Well Location:  SW SW 12-T33S-R27W, Meade County, KS – Various Assignments

WELL NAME: Elliott 24-1

WI:  1.00000000

NRI:  0.81087500

Well Location:  SE NE 24-T20N-R2W, Noble County, OK– Various Assignments

WELL NAME: Kirk 1-23 SWD

WI:  0.90000000

NRI:  0.90000000

Well Location:  NW SW 23-T26N-R5W, Grant County, OK – Various Assignments

WELL NAME: Lawless 1-20 SWD

WI:  0.45676140

NRI:  0.37073836

Well Location:  SE SE 20-T25N-R5W, Grant County, OK – Various Assignments

WELL NAME: Lee A. 1-15

WI:  0.05078125

NRI:  0.04443360

Well Location:  NE SE 15-T20N-R8W, Garfield County, OK – Various Assignments

WELL NAME: Lottie 1-16 SWD

WI:  1.00000000

NRI:  1.00000000

Well Location:  NE SE 16-T25N-R5W, Grant County, OK – Various Assignments

WELL NAME: Markes 1-11

WI:  0.77083325

NRI:  0.62919111

Well Location:  NW SW 11-T20N-R8W, Garfield County, OK – Various Assignments

WELL NAME: McBurney 1-22

WI:  0.23958363

NRI:  0.19699555

Well Location:  SE SW 22-T23N-R6W, Garfield County, OK – Various Assignments

WELL NAME: McBurney 2-22

WI:  0.26213987

NRI:  0.21399593

Well Location:  NW SW 22-T23N-R6W, Garfield County, OK – Various Assignments

SCHEDULE 1.03(g)

TO

STOCK PURCHASE AGREEMENT

ACCOUNTS RECIVABLE

Attached

SCHEDULE 2.01(d)

TO

STOCK PURCHASE AGREEMENT

CONSENTS AND APPROVALS

None

SCHEDULE 2.01(e)

TO

STOCK PURCHASE AGREEMENT

LADDER SECURITIES

None

SCHEDULE 2.01(f)

TO

STOCK PURCHASE AGREEMENT

TRI-FLOW SECURITIES

None

SCHEDULE 2.01(m)

TO

STOCK PURCHASE AGREEMENT

OPERATING AND SIMILAR AGREEMENT

1.                                       Model Form Operating Agreements, also commonly referred to as Joint Operating Agreements.

2.                                       Special provisions customarily associated with Oil and Gas Leases and Assignments of Oil and Gas Leases.

3.                                       Farm-out Agreements.

4.                                       Surface Use Agreements such as, but not necessarily limited to (i) tak batter site rentals, (ii) road use agreements, and (iii) residential use of natural gas containing terms usual and customary for such agreements.

5.                                       Saltwater disposal contracts, agreements and leases.

6.                                       Indemnifying Division Orders executed by the Companies with purchasers of oil and gas and containing terms usual and customary for division orders.

SCHEDULE 2.01(n)

TO

STOCK PURCHASE AGREEMENT

BREACHES OF MATERIAL DOCUMENTS

None

SCHEDULE 2.01(p)

TO

STOCK PURCHASE AGREEMENT

PREFERENTIAL RIGHTS AND RESTRICTIONS

Attached

SCHEDULE 2.01(s)

TO

STOCK PURCHASE AGREEMENT

TAX MATTERS

None

SCHEDULE 2.01(t)

TO

STOCK PURCHASE AGREEMENT

LITIGATION

None

SCHEDULE 2.01(y)

TO

STOCK PURCHASE AGREEMENT

BENEFIT PLANS

None